MOTORSPORTS EMPORIUM, INC.
                        16055 N. Dial Boulevard, Suite 5
                            Scottsdale, Arizona 85260
                          Telephone No.: (480) 596-4002

                                  SCHEDULE 14C
               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                           MOTORSPORTS EMPORIUM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

--------------------------------------------------------------------------------
Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                              INFORMATION STATEMENT

                                 OCTOBER 2, 2006

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

     This information statement of MotorSports Emporium, Inc., a Nevada corporation ("Company"), is being furnished on or about October 2, 2006, to our shareholders of record as of the close of business on September 13, 2006 ("Record Date"), for the purpose of providing information with respect to certain corporate actions taken by written consents executed by holders of approximately 58 % of the votes entitled to be cast by our shareholders in the election of directors and to approve and ratify other types of corporate action ("Majority Shareholders"). The Company was formerly known as "Ten Stix, Inc." until its name was changed to "Motorsports Emporium, Inc." in December 2004.These actions were taken in lieu of our Annual Meeting of Shareholders.

     The following matters have been approved by the Majority Shareholders:

     * Election of David W. Keaveney and Rhonda Keaveney to the Board of Directors to serve until the 2007 Annual Meeting of Shareholders;

     * Ratification of the appointment of HJ & Associates, LLC as the Company's independent accountants for the 2004, 2005 and 2006 fiscal years;

     *    The approval of the Ten Stix, Inc. 2004 Employee Stock Incentive Plan
          No.2;

     * The approval of the Motorsports Emporium, Inc. (formerly Ten Stix, Inc.) 2004 Employee Stock Incentive Plan No.3;

     * The approval of the motorsports Emporium, Inc. 2006 Employee Stock Incentive Plan and Amendment;

     * An amendment to the Company's Articles of Incorporation to reverse split the number of issued and outstanding shares of common stock to 2,028,550 shares as a result of a reverse split of the common stock on the ratio of 1:225.

     While the above actions have been approved by a majority of our outstanding shares in accordance with Nevada Corporate Law, the rules of the Securities and Exchange Commission provide that the above actions cannot take effect until at least 20 days after this information statement has first been sent to our shareholders. We anticipate that the actions contemplated hereby will be effected on or about the close of business on October 31, 2006.

     The approval of the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2 and the Motorsports Emporium, Inc. (formerly Ten Stix, Inc.) 2004 Employee Stock Incentive Plan No.3 are included in this Information Statement because they were not voted upon by our shareholders in either 2004 or 2005.

     We have enclosed our 2005 Annual Report on Form 10-KSB, including financial statements, with this information statement.

     The entire cost of furnishing this information statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other similar persons to forward this information statement to the beneficial owners of our voting securities, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

                          OUTSTANDING VOTING SECURITIES

     The holders of our Common Stock and our Series A Preferred Stock are entitled to one vote per share. The holders of our Series C Preferred Stock are entitled to vote on all matters submitted to the shareholders for a vote, including the election of directors, together with the holders of our Series A Preferred Stock and the holders of our Common Stock. Currently, the holders of our Series C Preferred Stock are entitled to 3,000 votes for each share of Series C Preferred Stock they own. The holders of the Series C Preferred Stock in the aggregate have the power to cast a total of 600,000,000 votes and the holders of our Common Stock and our Series A Preferred Stock are entitled to cast a total of 456,424,717 votes. Therefore, the total votes that may be cast by all of our shareholders is 1,056,424,717.

     On the Record Date, persons entitled to cast 612,902,170 votes (or 58.01% of total votes entitled to be cast) voted to approve the above described election of directors and other corporate actions.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                         AND RELATED SHAREHOLDER MATTERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The Company has three (3) classes of voting securities outstanding (Common Stock, Class A Preferred Stock and Class C Preferred Stock). The following table sets forth security ownership information as of the close of business on September 13, 2006, for any person or group, known by the Company to own more than five percent (5%) of the Company's Common Stock and/or Class C Preferred Stock. No table is included for the Company's Series A Preferred Stock due to the fact that only 96 shares of same are outstanding and such shares represent a de minimus number of votes that could be cast on any matter presented for a vote of shareholders. As of September 13, 2006, we had 456,423,621 shares of our Common Stock issued and outstanding and 200,000 shares of our Series C Preferred Stock issued and outstanding.

                                                       Amount and
                                                       Nature of
 Name and Address                     Title Of         Beneficial     Percent of
of Beneficial Owner                     Class            Owner          Class
-------------------                     -----            -----          -----
David Keaveney
16055 N. Dial Blvd., Suite 5    Series C Preferred        200,000      100.00%
Scottsdale, Arizona  85260      Common Stock           11,702,170        2.56%

Tracey S. Baron                 Common Stock           31,640,445        6.93%
16055 N. Dial Blvd., Suite 5
Scottsdale, Arizona 85260

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth security ownership information as of the close of business on September 13, 2006, of all directors, executive officer listed in the "Summary Compensation Table" set forth herein, and all directors and executive officers as a group.

                                                      Amount and
                                                      Nature of
 Name and Address                  Title Of           Beneficial     Percent of
of Beneficial Owner                  Class              Owner          Class
-------------------                  -----              -----          -----
David Keaveney                 Common Stock          11,702,170         2.56%
16055 N. Dial Blvd. Suite 5    Series C Preferred       200,000       100.00%
Scottsdale, Arizona 85260

Rhonda Keaveney                Common Stock           1,200,000    Less than 1%
16055 N. Dial Blvd. Suite 5
Scottsdale, Arizona 85260

Officers and Directors         Common Stock          12,902,170         2.82%
as a Group (2 persons)         Series C Preferred       200,000       100.00%

SECTION 16(a) COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of the Company's Common Stock, to file initial reports of beneficial ownership on Form 3, changes in beneficial ownership on Form 4 and an annual statement of beneficial ownership on Form 5, with the SEC. Such executive officers, directors and greater than ten percent shareholders are required by SEC rules to furnish the Company with copies of all such forms that they have filed.

     Based on its review of the copies of such form filed with the SEC electronically, received by the Company and representations from certain reporting persons, the Company believes that for the fiscal year ended December 31, 2005, and up through the quarterly period ending June 30, 2006, all the officers, directors and more than 10% beneficial owners have filed all reports required under the above described filing requirements.

           INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the aggregate compensation paid by the Company for services rendered during the periods indicated:

                           SUMMARY COMPENSATION TABLE

                                               Annual Compensation
                                                                      Other
   Name and               Year or                                     Annual
   Principal               Period                                     Compen-
   Position                Ended        Salary($)       Bonus($)      sation)($)
   --------                -----        ---------       --------      ----------
David W. Keaveney (1)       2005       $114,000        11,000(3)     $52,801(4)
President and CEO           2004       $ 28,500             0        $     0
                            2003       $      0             0        $     0

Rhonda Keaveney (2)         2005       $ 40,000(5)     11,000(3)     $     0
Secretary                   2004       $      0             0        $     0
                            2003       $      0             0        $     0
----------
(1) On September 25, 2004 David Keaveney was elected to the Board of Directors and to the offices of President, Chief Executive Officer and Chief Financial Officer of the Company.
(2) On October 13, 2004 Rhonda Keaveney, wife of President, David Keaveney, was elected to the Board of Directors and to the office of Secretary of the Company. In March 2005, Rhonda was elected to the office of Chief Operating Officer of the Company.
(3) On September 7, 2005, the Company issued 1,000,000 shares of restricted common stock to each of the three members of the Board of Directors, including David Keaveney and Rhonda Keaveney. These shares were valued at $.011 per share.
(4) During the fiscal year ended December 31, 2005, David Keaveney received (pursuant to his employment agreement with the Company) an automobile allowance of $17,310, $24,000 for renting a home office to the Company, $11,431 in medical expense reimbursements and $60 for a life insurance premium.
(5) During the fiscal year ended December 31, 2005, Rhonda Keaveney received a cash salary of $5,000 for the month of December, 200,000 shares of restricted common stock valued at $.03 per share in lieu of $6,000 in salary. Ms. Keaveney earns a salary of $5,000 per month, of which $35,000 was unpaid at year-end. Ms. Keaveney, as the wife of David Keaveney, was an obvious beneficiary of the automobile allowance, home office rent and medical expenses attributed to David Keaveney and as described in note 6, above.

EMPLOYMENT CONTRACTS

     On October 25, 2004 the Company entered into an employment agreement with its President, Chief Executive Officer and Chief Financial Officer, David Keaveney. The initial term of the Agreement commenced on October 25, 2004, and continued in effect until October 25, 2005, when the Agreement was renewed for two years ending in October 25, 2007.

STOCK OPTIONS

     On June 15, 2004 the Company's 2004 Stock Plan was adopted and approved by the Board of Directors. The Plan had authorized 13,500,000 shares of common stock of the Company to be granted to employees, officers and directors of the Company in the form of both incentive and non-qualified stock options.

     On July 28, 2004, the Ten Stix, Inc. Non-Employee Directors and Consultant Retainer Stock Plan for 2004 was adopted and approved by the Board of Directors. The Plan had authorized 20,500,000 shares of common stock of the Company to be granted to non-employee directors and consultants of the Company.

     On September 8, 2004, the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2 was adopted and approved by the Board of Directors. The Plan had authorized 50,000,000 shares of common stock of the Company to be granted to employees, officers and directors of the Company in the form of both incentive and non-qualified stock options.

     On September 8, 2004, the Ten Stix, Inc. 2004 Non-Employee Directors and Consultants Retainer Stock Plan No. 2 was adopted and approved by the Board of Directors. The Plan had authorized 18,000,000 shares of common stock of the Company to be granted to non-employee directors and consultants of the Company.

     On December 6, 2004, the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3 was adopted and approved by the Board of Directors. The Plan authorized 70,000,000 shares of common stock of the Company to be granted to employees, officers and directors of the Company in the form of both incentive and non-qualified stock options.

     On January 18, 2006, the Motorsports Emporium, Inc. 2006 Employee Stock Incentive Plan was adopted and approved by the Board of Directors. The Plan originally authorized 150,000,000 shares of common stock of the Company to be granted to employees, officers, consultants and directors of the Company. On July 6, 2006, the Plan was amended by adding an additional 71,687,908 shares.

OPTION/SAR GRANTS TABLE

     There were no stock options/SARS granted under the Company's stock option plans to executive officers and directors during fiscal 2005.

AGGREGATE OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUE TABLE

     There were no exercises of stock options/SAR by executive officers during fiscal 2005.

LONG-TERM INCENTIVE PLAN AWARDS

     There were no long-term incentive plan awards made during fiscal 2005.

AUDIT, COMPENSATION AND NOMINATING COMMITTEES

     The Company does not have an audit, compensation or nominating committee. In the opinion of the board of directors, the constitution of such committees at this time is cost prohibitive. The members of the board of directors determine compensation issues and nominate candidates for directorships.

ATTENDANCE AT DIRECTORS MEETINGS

     During the last year, the Company's board of directors held six meetings by written consent. Two of our directors, David Keaveney and Rhonda Keaveney signed written consents for all six meetings. Director Tracy Baron, who served on the board of directors from September 2005 until April 2006, signed written consents for two of the six meetings.

                              ELECTION OF DIRECTORS

ACTION NO. 1

     The Company's board of directors has determined that there would be two directors on the board of directors for the upcoming year. The board of directors nominated David W. Keaveney and Rhonda Keaveney for election as directors. All directors will hold office until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified.

                         DIRECTOR NOMINEES FOR ELECTION

         Name of Nominee            Age            Position with Company
         ---------------            ---            ---------------------
         David Keaveney             36             Director
                                                   President, Chief
                                                   Executive Officer and
                                                   Chief Financial Officer

         Rhonda Keaveney            39             Director
                                                   Chief Operating Officer
                                                   and Secretary

     DAVID W. KEAVENEY - Mr. Keaveney joined the Company in 2004 and serves as President, Chief Executive Office, Chief Financial Officer and as a member of its Board of Directors. Prior to joining the Company, David was founder of a private management consulting firm where he functioned as a strategic business consultant, mentoring senior level executives on core competency, marketing, reengineering and value growth. David was a registered member of the National Association of Securities Dealers, holding Series 7 and Series 63 licenses, in addition to an annuities license. Early in his business career, David worked at Dean Witter and Merrill Lynch before serving as Sr. Vice President of
Investments for a private financial services firm in Arizona where he specialized in business structure, investment education and corporate valuation. David has held senior executive positions with several private start-up companies and consulted extensively in the public market place on marketing, finance and management development. David earned his Management Certificate (mini-MBA) from Loyola University in Chicago where he studied marketing, financial management and corporate restructuring. He is working towards a CPD from the Wharton School of Business at the University of Pennsylvania with a concentration in critical thinking, management, negotiations and mergers and acquisitions. David is continuing his academic career at Harvard University where he studies economics and finance. David is a member of the Turnaround Management Association, an organization dedicated to corporate renewal, restructuring and crisis management.

     RHONDA KEAVENEY - Rhonda Keaveney joined the Company in October 2004 and serves as the Chief Operating Officer, Corporate Secretary and is a member of its Board of Directors. Prior to joining the Company, Rhonda was a co-founder of an Arizona Investment Banking firm where she functioned as Compliance Officer and specialized in corporate conformity related to SEC and NASD regulations. Rhonda was also general securities principal, strategic planner and operational manager of Jackson National, a billion dollar life insurance and financial services firm. Rhonda also functioned as Director of Operations for a private investment partnership where she later served as Chief Operating Officer and Chief Financial Officer. Rhonda has a strong background in case management, office administration and the securities industry where she has held NASD Series 7, Series 24 and Series 63 licenses. Rhonda attended Arizona State University where she studied Psychology and Business. Rhonda received a Masters Certificate in Project Management from Villanova University and is currently pursuing a degree in history and law from Arizona State University where she is currently enrolled. Rhonda is active in local philanthropic associations that benefit domestic and wild animals, in addition to assisting organizations that serve underprivileged families.

FAMILY RELATIONSHIPS

     David Keaveney, who is the Company's President, Chief Executive Officer, Chief Financial Officer and a member of the Board of Directors and Rhonda Keaveney, who is the Company's Secretary and a member of the Board of Directors, are husband and wife.

APPROVAL OF ACTION NO. 1

     The Majority Shareholders have elected David W. Keaveney and Rhonda Keaveney as directors until the 2007 Annual Meeting of Shareholders or until their successors are duly elected and qualified. The number of shares voted for the election of these two directors was sufficient under Nevada corporate law.

             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

ACTION NO. 2

     The Board of Directors has appointed HJ & Associates, LLC, as the Company's independent auditors for the fiscal years ending December 31, 2004, 2005 and 2006. Services provided to the Company by HJ & Associates, LLC in fiscal 2006 will include, among others, review of the Company's quarterly and annual financial statements.

     Representative of HJ & Associates, LLC will not be attending the Annual Meeting; therefore, they will not be making a statement or be available to respond to questions at the Annual Meeting.

     On July 2, 2003, the board of directors of the Company approved and authorized the engagement of HJ & Associates, LLC, 50 South Main Street, Suite 1450, Salt Lake City, Utah 84144 as the principal independent accountant for the Company.

AUDIT FEES

     During the fiscal years ended December 31, 2005, and 2004, the aggregate fees billed by the Company's auditors, for services rendered for the audit of the Company's annual financial statements and the review of the financial statements included in the Company's quarterly reports on Form 10-QSB for services provided in connection with the statutory regulatory filings or engagements for those fiscal years, was $43,149.37 and $7,500.00, respectively.

AUDIT-RELATED FEES

     During fiscal years ended December 31, 2005, and 2004, our auditors did not receive any fees for any audit-related services other than as described above.

TAX FEES
     The Company's auditors provided tax compliance or tax planning advice during the fiscal year ended December 31, 2005 in the amount of $1,016.00.

ALL OTHER FEES
     The Company's auditors did not bill for any other fees during the fiscal years ended December 31, 2005, and 2004.

PRE-APPROVAL POLICIES AND PROCEDURES

     The Board of Directors is responsible for appointing, setting compensation, and overseeing the work of the independent auditor. The Board has no established policy regarding pre-approval of any audit or permissible non-audit services provided by the independent auditor.

APPROVAL OF ACTION NO. 2

     The Majority Shareholders have ratified the appointment of HJ & Associates, LLC as the Company's independent auditors for the 2004, 2005 and 2006 fiscal years. The number of shares voted for the ratification of HJ & Associates, LLC as the Company's independent auditors for the 2004, 2005 and 2006 fiscal years was sufficient under Nevada corporate law.

   THE APPROVAL OF THE TEN STIX, INC. 2004 EMPLOYEE STOCK INCENTIVE PLAN NO. 2

ACTION NO. 3

     On September 8, 2004, the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2 was adopted and approved by the Board of Directors. The Plan had authorized 50,000,000 shares of common stock of the Company that may be granted to employees, officers, and directors of the Company in the form of both incentive and non-qualified stock options.

SUMMARY OF TEN STIX, INC. 2004 EMPLOYEE STOCK INCENTIVE PLAN NO. 2

     The following shall serve as a brief summary of the terms and conditions of the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2, the full text of which is attached hereto as Appendix A and is incorporated herein. Under any circumstance where this summary and the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2 are inconsistent the plain language of the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2 shall be controlling.

     Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders, by strengthening the Company's ability to obtain and retain the services of the types of employees, consultants, officers and directors who will contribute to the Company's long term success and to provide incentives which are linked directly to increases in stock value and will inure to the benefit of all shareholders of the Company.

     Administration. The Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2 may be administered by the Board of Directors or a committee appointed by the Board of Directors whose members serve at the pleasure of the Board. The Board or committee administering the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2 is referred to as the "Committee." Subject to the provisions of the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2, the Committee has full and final authority (i) to interpret the terms of the Plan and of Awards granted under the Plan and apply its provisions; (ii) to adopt, amend and rescind rules and guidelines for the administration of the Plan; (iii) to adopt, amend and rescind rules and guidelines for its own acts and proceedings; (iv) to decide all questions and settle all controversies and disputes which my arise in connection with the Plan; and (v) to determine the provisions of Awards to be granted under the Plan, which include approving:

     *    those individuals to receive awards;
     *    the types of awards to be granted;
     * the terms and conditions of the awards, including the number of shares and exercise price of the awards;
     * the time when the awards become exercisable, vest or the restrictions to which an award is subject will lapse; and,
     * whether options will be incentive stock options or nonqualified stock options.

     Authorized Shares. The 50,000,000 shares reserved under the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2 will be subject to adjustment in the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the common stock. The common stock delivered to participants under the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2 may be either authorized but unissued shares of common stock or shares of common stock held by the Company in its treasury. The number of shares delivered upon exercise of an award will be determined net of any shares actually or constructively transferred by the participant to the Company (including through the holding back of shares that would otherwise have been deliverable upon exercise) in payment of the exercise price of tax withholding.

     Eligibility. All employees of, consultants, or advisors to the Company or any of its subsidiaries will be eligible to participate in the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2.

     Types of Awards. Awards under the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2 may be in the form of stock options (either incentive stock options or non-qualified options), awards of common stock (registered or restricted) and restricted stock units, or any combination thereof.

     * Stock Options. Stock options represent the right to purchase shares of common stock within a specified period of time at a specified price. The exercise price for a non-qualified stock option will not be less than 85% of the fair market value of common stock on the date of grant. The exercise price for an incentive stock option will not be less than 100% (110% for an incentive stock option granted to a 10% or more stockholder) of the fair market value of common stock on the date of grant. The aggregate fair market value, determined on the date the option is granted, of the stock for which any person may be granted incentive stock options which become exercisable for the first time by such person in any calendar year cannot exceed the sum of $100,000 (determined on the date such option is granted). No incentive stock option will be granted to a person who is not an "employee" as defined in the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations issued thereunder. An incentive stock option shall expire in ten years (five years in the case of an incentive stock option granted to a 10% or more stockholder) after the date of grant. No incentive stock options may be granted under the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2 after September 8, 2014, but options granted before that date may be exercised thereafter.

     * Performance Awards. The Committee may grant awards under the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2 subject to the satisfaction of performance goals. In the case of awards intended to qualify for exemption under Section 162(m) of the Code, the Committee will use one or more objectively determinable performance goals that relate to one or more Performance Criteria (as defined in the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2). The Committee will determine whether the performance goals for a Performance Award (as defined in the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2) have been met.

     Transferability. Under the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2, awards are generally non-transferable other than by will or by the laws of descent and distribution. Awards may be exercised by a person other than the participant only in the circumstances outlined below; provided, that the Committee may allow for transferability of awards to immediate family members of the participant or to trusts, partnerships or other entities controlled by and of which the beneficiaries are immediate family members of the participant.

     Termination of Service Relationship. Under the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2, except as set forth below or as otherwise provided by the Committee, all previously unexercised awards terminate and are forfeited automatically upon the termination of the participant's service relationship with the Company. If a participant's service relationship is terminated by reason of death or Disability (as defined in the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2), except as otherwise provided by the Committee, all stock options held by the participant will vest fully on the date that the service relationship terminates by reason of death or Disability and all awards of restricted stock or restricted stock units held by the participant will vest fully and/or all restrictions will fully lapse on the date that the service relationship terminates by reason of death or Disability. All such awards may be exercised by the participant's executor or administrator, or by the person to whom the award is transferred under the applicable laws of descent or distribution, within three years after the date that the participant's service relationship terminates by reason of death or disability. If a participant's service relationship is terminated by reason of retirement (as defined in the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2), except as otherwise provided by the Committee, all stock options held by the participant will continue to vest and become exercisable as if the service relationship had not terminated and all awards of restricted stock or restricted stock units held by the participant will continue to vest and/or be subject to applicable restrictions as if the service relationship had not terminated.

     Notwithstanding the foregoing, if a stock option provides for vesting or exercisability upon the fulfillment or satisfaction of certain goals or conditions (other than time-based vesting), or an award of restricted stock or restricted stock units provides for vesting or lapse of restrictions based upon the fulfillment or satisfaction of certain goals or conditions (other than time-based vesting or restrictions), then, except as otherwise provided by the Committee, subsequent to the date of retirement, the unvested or restricted portion of an award shall no longer be subject to such vesting or lapse of restrictions based on the satisfaction or fulfillment of certain goals or conditions and instead will be subject only to he time-based vesting or restrictions set forth in the award. Such awards may be exercised by the participant in accordance with the terms and conditions of the award (including the applicable vesting schedule or restrictions). Incentive stock options that are not exercised within (a) twelve months after the date a participant's service relationship is terminated by reason of disability or (b) three months after the date a participant's service relationship is terminated by reason of retirement will be treated as non-qualified stock options. All stock options outstanding after a participant's death or disability expire at the end of the three-year period after the date a participant's service relationship is terminated by reason of death or disability. Notwithstanding the foregoing, in no event shall (i) any award be exercised beyond the date on which such award would otherwise expire pursuant to the terms thereof or (ii) any incentive stock option be exercised after the expiration of ten years (five years in the case of an incentive stock option granted to a 10% or more stockholder) from the date the incentive stock option was granted. Shares of common stock which are not delivered because of termination of awards may be reused for other awards.

     With respect to awards held by officers or certain other persons, the Committee may cancel, suspend or otherwise limit any unexpired award and rescind the exercise of an award if such participant engages in certain detrimental activity.

     Change in Corporate Structure or Capitalization; Change in Control. In the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the common stock, the number and kind of shares of stock or securities of the Company then subject to the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2 and the awards then outstanding or to be granted thereunder, and the exercise price, if applicable, will be appropriately adjusted by the Committee, whose determination will be binding on all persons. In the event of a dissolution, liquidation, consolidation or merger in which the Company is not the surviving corporation or in which a majority of its outstanding shares are converted into securities of another corporation or are exchanged for other consideration, all outstanding awards will thereupon terminate, provided that prior to the effective date of any such dissolution, liquidation, consolidation or merger, the Company will either (i) make all the outstanding awards immediately exercisable on a basis that gives the holder of the award a reasonable opportunity to participate as a stockholder in the transaction or, if applicable, cause all restrictions to lapse, or (ii) arrange to have the surviving corporation grant replacement awards to participants.

FEDERAL INCOME TAX CONSEQUENCES

     The U.S. Federal income tax consequences to the Company and its employees of awards under the Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Plan. Recipients of awards under the Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

     Stock Options. The Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2 is not qualified under Section 401(a) of the Code. In general, neither the grant nor the exercise of an incentive stock option granted under the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2 will result in taxable income to the option holder or a deduction to the Company. If the option holder does not dispose of stock received upon exercise of an incentive stock option within two years after the date the option is granted and within one year after the date of exercise, any later sale of such stock will result n a capital gain or loss.

     If stock received upon the exercise of an incentive stock option is disposed of before the holding period requirements described above have been satisfied, the option holder will generally realize ordinary income at the time of disposition. The amount of such ordinary income will generally be equal to the difference between the fair market value of the common stock on the date of exercise and the option price. In the case of a disqualifying disposition which is a sale in which a loss (if sustained) would be recognized, then the amount of ordinary income will not exceed the excess of the amount realized on such sale over the adjusted basis of the stock, that is, in general, the price paid for the stock. The Company will generally be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income realized by the option holder, subject to any necessary withholding and reporting requirements.

     Certain option holders exercising incentive stock options may become subject to the alternative minimum tax, under which the difference between (i) the fair market value of stock purchased under incentive stock options, determined on the date of exercise, and (ii) the exercise price, will be an item of tax preference in the year of exercise for purposes of the alternative minimum tax.

     Options granted under the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2 which are not incentive stock options are "non-qualified options." No income results upon the grant of a non-qualified option. When an option holder exercises a non-qualified option, he or she will realize ordinary income subject to withholding. Generally, such income will be realized at the time of exercise and in an amount equal to the excess, measured at the time of exercise, of the then fair market value of the common stock over the option price. The Company will generally be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income realized by the option holder, subject to certain withholding and reporting requirements.

     Restricted Stock. Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the common stock at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.

     Restricted Stock Units. Generally, the participant will not be subject to tax upon the grant of an award of restricted stock units but will recognize ordinary income in an amount equal to the fair market value of any shares received on the date of delivery of the underlying shares of common stock. The Company will be entitled to a corresponding tax deduction.

     This summary is not a complete description of the U.S. Federal income tax aspects of the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2. Moreover, this summary relates only to Federal income taxes; there may also be Federal estate and gift tax consequences associated with the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2, as well as foreign, state and local tax consequences.

NEW INCENTIVE PLAN BENEFITS

     The future benefits or amounts that would be received under the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2 by executive officers and other employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts which would have been received by or allocated to such persons for the last completed fiscal year if the plan had been in effect cannot be determined.

NO OPTIONS CURRENTLY OUTSTANDING

     No options are currently outstanding under the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2.

APPROVAL OF ACTION NO. 3

     The Majority Shareholders have approved the Ten Stix, Inc. 2004 Employee Stock Incentive Plan No.2. The number of shares voted to approve the plan was sufficient under Nevada corporate law.

            THE APPROVAL OF THE MOTORSPORTS EMPORIUM, INC. (FORMERLY TEN STIX, INC.) 2004 EMPLOYEE STOCK INCENTIVE PLAN NO. 3

ACTION NO. 4

     On December 6, 2004, the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3 was adopted and approved by the Board of Directors. The Plan had authorized 70,000,000 shares of common stock of the Company that may be granted to employees, officers, and directors of the Company in the form of both incentive and non-qualified stock options.

SUMMARY OF THE MOTORSPORTS EMPORIUM, INC. 2004 EMPLOYEE STOCK INCENTIVE PLAN NO.
3

     The following shall serve as a brief summary of the terms and conditions of the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 2, the full text of which is attached hereto as Appendix B and is incorporated herein. Under any circumstance where this summary and the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 2 are inconsistent the plain language of the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 2 shall be controlling.

     Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders, by strengthening the Company's ability to obtain and retain the services of the types of employees, consultants, officers and directors who will contribute to the Company's long term success and to provide incentives which are linked directly to increases in stock value and will inure to the benefit of all shareholders of the Company.

     Administration. The Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3 may be administered by the Board of Directors, or a committee appointed by the Board of Directors whose members serve at the pleasure of the Board. The Board or committee administering the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3 is referred to as the "Committee." Subject to the provisions of the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3, the Committee has full and final authority
(i) to interpret the terms of the Plan and of Awards granted under the Plan and apply its provisions; (ii) to adopt, amend and rescind rules and guidelines for the administration of the Plan; (iii) to adopt, amend and rescind rules and guidelines for its own acts and proceedings; (iv) to decide all questions and settle all controversies and disputes which my arise in connection with the Plan; and (v) to determine the provisions of Awards to be granted under the Plan, which include approving:

     *    those individuals to receive awards;
     *    the types of awards to be granted;
     * the terms and conditions of the awards, including the number of shares and exercise price of the awards;
     * the time when the awards become exercisable, vest or the restrictions to which an award is subject will lapse; and,
     * whether options will be incentive stock options or nonqualified stock options.

     Authorized Shares. The 70,000,000 shares reserved under the MotorSports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3 will be subject to adjustment in the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the common stock. The common stock delivered to participants under the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3 may be either authorized but unissued shares of common stock or shares of common stock held by the Company in its treasury. The number of shares delivered upon exercise of an award will be determined net of any shares actually or constructively transferred by the participant to the Company (including through the holding back of shares that would otherwise have been deliverable upon exercise) in payment of the exercise price of tax withholding.

     Eligibility. All employees of, consultants, or advisors to the Company or any of its subsidiaries will be eligible to participate in the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3.

     Types of Awards. Awards under the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3 may be in the form of stock options (either incentive stock options or non-qualified options), awards of common stock (registered or restricted) and restricted stock units, or any combination thereof.

     * Stock Options. Stock options represent the right to purchase shares of common stock within a specified period of time at a specified price. The exercise price for a non-qualified stock option will not be less than 85% of the fair market value of common stock on the date of grant. The exercise price for an incentive stock option will not be less than 100% (110% for an incentive stock option granted to a 10% or more stockholder) of the fair market value of common stock on the date of grant. The aggregate fair market value, determined on the date the option is granted, of the stock for which any person may be granted incentive stock options which become exercisable for the first time by such person in any calendar year cannot exceed the sum of $100,000 (determined on the date such option is granted). No incentive stock option will be granted to a person who is not an "employee" as defined in the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations issued thereunder. An incentive stock option shall expire in ten years (five years in the case of an incentive stock option granted to a 10% or more stockholder) after the date of grant. No incentive stock options may be granted under the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3 after September 8, 2014, but options granted before that date may be exercised thereafter.

     * Performance Awards. The Committee may grant awards under the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3 subject to the satisfaction of performance goals. In the case of awards intended to qualify for exemption under Section 162(m) of the Code, the Committee will use one or more objectively determinable performance goals that relate to one or more Performance Criteria (as defined in the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3). The Committee will determine whether the performance goals for a Performance Award (as defined in the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3) have been met.

     Transferability. Under the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3, awards are generally non-transferable other than by will or by the laws of descent and distribution. Awards may be exercised by a person other than the participant only in the circumstances outlined below; provided, that the Committee may allow for transferability of awards to immediate family members of the participant or to trusts, partnerships or other entities controlled by and of which the beneficiaries are immediate family members of the participant.

     Termination of Service Relationship. Under the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3, except as set forth below or as otherwise provided by the Committee, all previously unexercised awards terminate and are forfeited automatically upon the termination of the participant's service relationship with the Company. If a participant's service relationship is terminated by reason of death of Disability (as defined in the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3), except as otherwise provided by the Committee, all stock options held by the participant will vest fully on the date that the service relationship terminates by reason of death or Disability and all awards of restricted stock or restricted stock units held by the participant will vest fully and/or all restrictions will fully lapse on the date that the service relationship terminates by reason of death or Disability. All such awards may be exercised by the participant's executor or administrator, or by the person to whom the award is transferred under the applicable laws of descent or distribution, within three years after the date that the participant's service relationship terminates by reason of death or disability. If a participant's service relationship is terminated by reason of retirement (as defined in the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3), except as otherwise provided by the Committee, all stock options held by the participant will continue to vest and become exercisable as if the service relationship had not terminated and all awards of restricted stock or restricted stock units held by the participant will continue to vest and/or be subject to applicable restrictions as if the service relationship had not terminated.

     Notwithstanding the foregoing, if a stock option provides for vesting or exercisability upon the fulfillment or satisfaction of certain goals or conditions (other than time-based vesting), or an award of restricted stock or restricted stock units provides for vesting or lapse of restrictions based upon the fulfillment or satisfaction of certain goals or conditions (other than time-based vesting or restrictions), then, except as otherwise provided by the Committee, subsequent to the date of retirement, the unvested or restricted portion of an award shall no longer be subject to such vesting or lapse of restrictions based on the satisfaction or fulfillment of certain goals or conditions and instead will be subject only to he time-based vesting or restrictions set forth in the award. Such awards may be exercised by the participant in accordance with the terms and conditions of the award (including the applicable vesting schedule or restrictions). Incentive stock options that are not exercised within (a) twelve months after the date a participant's service relationship is terminated by reason of disability or (b) three months after the date a participant's service relationship is terminated by reason of retirement will be treated as non-qualified stock options. All stock options outstanding after a participant's death or disability expire at the end of the three-year period after the date a participant's service relationship is terminated by reason of death or disability. Notwithstanding the foregoing, in no event shall (i) any award be exercised beyond the date on which such award would otherwise expire pursuant to the terms thereof or (ii) any incentive stock option be exercised after the expiration of ten years (five years in the case of an incentive stock option granted to a 10% or more stockholder) from the date the incentive stock option was granted. Shares of common stock which are not delivered because of termination of awards may be reused for other awards.

     With respect to awards held by officers or certain other persons, the Committee may cancel, suspend or otherwise limit any unexpired award and rescind the exercise of an award if such participant engages in certain detrimental activity.

     Change in Corporate Structure or Capitalization; Change in Control. In the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the common stock, the number and kind of shares of stock or securities of the Company then subject to the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3 and the awards then outstanding or to be granted thereunder, and the exercise price, if applicable, will be appropriately adjusted by the Committee, whose determination will be binding on all persons. In the event of a dissolution, liquidation, consolidation or merger in which the Company is not the surviving corporation or in which a majority of its outstanding shares are converted into securities of another corporation or are exchanged for other consideration, all outstanding awards will thereupon terminate, provided that prior to the effective date of any such dissolution, liquidation, consolidation or merger, the Company will either (i) make all the outstanding awards immediately exercisable on a basis that gives the holder of the award a reasonable opportunity to participate as a stockholder in the transaction or, if applicable, cause all restrictions to lapse, or (ii) arrange to have the surviving corporation grant replacement awards to participants.

FEDERAL INCOME TAX CONSEQUENCES

     The U.S. Federal income tax consequences to the Company and its employees of awards under the Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Plan. Recipients of awards under the Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

     Stock Options. The Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3 is not qualified under Section 401(a) of the Code. In general, neither the grant nor the exercise of an incentive stock option granted under the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3 will result in taxable income to the option holder or a deduction to the Company. If the option holder does not dispose of stock received upon exercise of an incentive stock option within two years after the date the option is granted and within one year after the date of exercise, any later sale of such stock will result n a capital gain or loss.

     If stock received upon the exercise of an incentive stock option is disposed of before the holding period requirements described above have been satisfied, the option holder will generally realize ordinary income at the time of disposition. The amount of such ordinary income will generally be equal to the difference between the fair market value of the common stock on the date of exercise and the option price. In the case of a disqualifying disposition which is a sale in which a loss (if sustained) would be recognized, then the amount of ordinary income will not exceed the excess of the amount realized on such sale over the adjusted basis of the stock, that is, in general, the price paid for the stock. The Company will generally be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income realized by the option holder, subject to any necessary withholding and reporting requirements.

     Certain option holders exercising incentive stock options may become subject to the alternative minimum tax, under which the difference between (i) the fair market value of stock purchased under incentive stock options, determined on the date of exercise, and (ii) the exercise price, will be an item of tax preference in the year of exercise for purposes of the alternative minimum tax.

     Options granted under the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3 which are not incentive stock options are "non-qualified options." No income results upon the grant of a non-qualified option. When an option holder exercises a non-qualified option, he or she will realize ordinary income subject to withholding. Generally, such income will be realized at the time of exercise and in an amount equal to the excess, measured at the time of exercise, of the then fair market value of the common stock over the option price. The Company will generally be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income realized by the option holder, subject to certain withholding and reporting requirements.

     Restricted Stock. Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the common stock at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.

     Restricted Stock Units. Generally, the participant will not be subject to tax upon the grant of an award of restricted stock units but will recognize ordinary income in an amount equal to the fair market value of any shares received on the date of delivery of the underlying shares of common stock. The Company will be entitled to a corresponding tax deduction.

     This summary is not a complete description of the U.S. Federal income tax aspects of the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No.
3. Moreover, this summary relates only to Federal income taxes; there may also be Federal estate and gift tax consequences associated with the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3, as well as foreign, state and local tax consequences.

NEW INCENTIVE PLAN BENEFITS

     The future benefits or amounts that would be received under the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3 by executive officers and other employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts which would have been received by or allocated to such persons for the last completed fiscal year if the plan had been in effect cannot be determined.

NO OPTIONS CURRENTLY OUTSTANDING

     No options are currently outstanding under the Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3.

APPROVAL OF ACTION NO. 4

     The Majority Shareholders have approved the Motorsports Emporium, Inc. (formerly "Ten Stix, Inc.") 2004 Employee Stock Incentive Plan No.3. The number of shares voted to approve the plan was sufficient under Nevada corporate law.

          THE APPROVAL OF THE MOTORSPORTS EMPORIUM, INC. 2006 EMPLOYEE
                   STOCK INCENTIVE PLAN AND AMENDMENT THERETO

ACTION NO. 5

     On January 18, 2006, the Motorsports Emporium, Inc. 2006 Employee Stock Incentive Plan was adopted and approved by the Board of Directors. The Plan authorized 150,000,000 shares of common stock of the Company that may be granted to employees, officers and directors of the Company in the form of both incentive and non-qualified stock options. On July 6, 2006, the Board of Directors amended this plan by adding an additional 71,687,908 shares of common stock to the plan. The total reflected in under "Authorized Shares" reflects to additional shares added by the amendment. For purposes hereof, "Motorsports Emporium, Inc. 2006 Employee Stock Incentive Plan shall refer to the plan as amended.

SUMMARY OF THE MOTORSPORTS EMPORIUM, INC. 2006 EMPLOYEE STOCK INCENTIVE

     The following shall serve as a brief summary of the terms and conditions of the Motorsports Emporium, Inc. 2006 Employee Stock Incentive, the full text of which is attached hereto as Appendix C and is incorporated herein. Under any circumstance where this summary and the Motorsports Emporium, Inc. 2006 Employee Stock Incentive Plan are inconsistent, the plain language of the Motorsports Emporium, Inc. 2006 Employee Stock Incentive Plan shall be controlling.

     Purpose. The purpose of the Plan is to provide incentive to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its parent and subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of options, restricted stock and stock bonuses.

     Administration. The Motorsports Emporium, Inc. 2006 Employee Stock Incentive Plan will be administered by the Board of Directors. The Board of Directors is referred to as the "Board." Subject to the provisions of the Motorsports Emporium, Inc. 2006 Employee Stock Incentive Plan, the Board has authority (i) to construe and interpret the Plan, any award agreement and any other agreement or document executed pursuant to the Plan; (ii) to prescribe, amend and rescind rules and guidelines relating to the Plan or any award; and
(iii) to determine the provisions of awards to be granted under the Plan, which include approving:

     *    those individuals to receive awards;
     *    the form and terms of the awards;
     *    the number of shares or other consideration subject to awards;
     * whether awards will be granted singly, in combination with, in tandem with, in replacement of, or as an alternative to, other awards under the Plan or any other incentive or compensation plan of the Company or any parent or subsidiary of the Company;
     *    grant waivers of Plan or award conditions;
     *    the vesting, ability to exercise and payment of awards;
     * correct any defect, supply any omission or reconcile any inconsistency in the Plan, any award or any award agreement;
     *    whether an award has been earned; and
     *    make  all  other   determinations   necessary  or  advisable  for  the
          administration of the Plan.

     Authorized Shares. The 221,687,908 shares reserved under the Motorsports Emporium, Inc. 2006 Employee Stock Incentive Plan will be subject to adjustment in the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the common stock. The common stock delivered to participants under the Motorsports Emporium, Inc. 2006 Employee Stock Incentive Plan may be either authorized but unissued shares of common stock or shares of common stock held by the Company in its treasury. The number of shares delivered upon exercise of an award will be determined net of any shares actually or constructively transferred by the participant to the Company (including through the holding back of shares that would otherwise have been deliverable upon exercise) in payment of the exercise price or tax withholding.

     Eligibility. Incentive stock options may only be granted to employees (including officers and directors who are employees). All other awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any parent or subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

     Types of Awards. Awards under the Motorsports Emporium, Inc. 2006 Employee Stock Incentive Plan may be in the form of stock options (either incentive stock options or non-qualified options), awards of common stock (registered or restricted) and stock bonuses, or any combination thereof.

     * Stock Options. Stock options represent the right to purchase shares of common stock within a specified period of time at a specified price. The exercise price for a non-qualified stock option will not be less than 85% of the fair market value of common stock on the date of grant. The exercise price for an incentive stock option will not be less than 100% (110% for an incentive stock option granted to a 10% or more shareholder) of the fair market value of common stock on the date of grant. The aggregate fair market value, determined on the date the option is granted, of the stock for which any person may be granted incentive stock options which become exercisable for the first time by such person in any calendar year cannot exceed the sum of $100,000 (determined on the date such option is granted). No incentive stock option will be granted to a person who is not an "employee" as defined in the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations issued thereunder. An incentive stock option shall expire in ten years (five years in the case of an incentive stock option granted to a 10% or more shareholder) after the date of grant. No incentive stock options may be granted under the Motorsports Emporium, Inc. 2006 Employee Stock Incentive Plan after January 17, 2016, but options granted before that date may be exercised thereafter.

     * Restricted Stock. A restricted stock award is an offer by the Company to sell to an eligible person shares that are subject to restrictions. The Board will determine to whom an offer will be made, the number of shares the person may purchase, the price to be paid, the restrictions to which the shares will be subject and all other terms and conditions of the restricted stock award.

     * Stock Bonuses. A stock bonus is an award of shares (which may consist of restricted stock) for extraordinary services rendered to the Company or any parent or subsidiary of the Company. The Board will determine to whom a stock bonus will be awarded, the number of shares the person will receive and any restrictions to which the shares will be subject and all other terms and conditions of the stock bonus.

     Transferability. Under the Motorsports Emporium, Inc. 2006 Employee Stock Incentive Plan, awards are generally nontransferable other than by will or by the laws of descent and distribution. Awards may be exercised by a person other than the participant only in limited circumstances. During the lifetime of a plan participant, any elections with respect to an award may be made only by the participant unless otherwise determined by the Board and set forth in the award agreement with respect to awards that are not incentive stock options.

     Change in Corporate Structure or Capitalization; Change in Control. In the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the common stock, the number and kind of shares of stock or securities of the Company then subject to the Motorsports Emporium, Inc. 2006 Employee Stock Incentive Plan and the awards then outstanding or to be granted thereunder, and the exercise price, if applicable, will be appropriately adjusted by the Board, whose determination will be binding on all persons. In the event of a dissolution, liquidation, consolidation or merger in which the Company is not the surviving corporation or in which a majority of its outstanding shares are converted into securities of another corporation or are exchanged for other consideration, all outstanding awards will thereupon terminate, provided that prior to the effective date of any such dissolution, liquidation, consolidation or merger, the Company will either (i) make all the outstanding awards immediately exercisable on a basis that gives the holder of the award a reasonable opportunity to participate as a stockholder in the transaction or, if applicable, cause all restrictions to lapse, or (ii) arrange to have the surviving corporation grant replacement awards to participants.

FEDERAL INCOME TAX CONSEQUENCES

     The U.S. Federal income tax consequences to the Company and its employees of awards under the Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Plan. Recipients of awards under the Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

     Stock Options. The Motorsports Emporium, Inc. 2006 Employee Stock Incentive Plan is not qualified under Section 401(a) of the Code. In general, neither the grant nor the exercise of an incentive stock option granted under the Motorsports Emporium, Inc. 2006 Employee Stock Incentive Plan will result in taxable income to the option holder or a deduction to the Company. If the option holder does not dispose of stock received upon exercise of an incentive stock option within two years after the date the option is granted and within one year after the date of exercise, any later sale of such stock will result n a capital gain or loss.

     If stock received upon the exercise of an incentive stock option is disposed of before the holding period requirements described above have been satisfied, the option holder will generally realize ordinary income at the time of disposition. The amount of such ordinary income will generally be equal to the difference between the fair market value of the common stock on the date of exercise and the option price. In the case of a disqualifying disposition which is a sale in which a loss (if sustained) would be recognized, then the amount of ordinary income will not exceed the excess of the amount realized on such sale over the adjusted basis of the stock, that is, in general, the price paid for the stock. The Company will generally be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income realized by the option holder, subject to any necessary withholding and reporting requirements.

     Certain option holders exercising incentive stock options may become subject to the alternative minimum tax, under which the difference between (i) the fair market value of stock purchased under incentive stock options, determined on the date of exercise, and (ii) the exercise price, will be an item of tax preference in the year of exercise for purposes of the alternative minimum tax.

     Options granted under the Motorsports Emporium, Inc. 2006 Employee Stock Incentive Plan which are not incentive stock options are "non-qualified options." No income results upon the grant of a non-qualified option. When an option holder exercises a non-qualified option, he or she will realize ordinary income subject to withholding. Generally, such income will be realized at the time of exercise and in an amount equal to the excess, measured at the time of exercise, of the then fair market value of the common stock over the option price. The Company will generally be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income realized by the option holder, subject to certain withholding and reporting requirements.

     Restricted Stock. Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the common stock at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.

     Restricted Stock Units. Generally, the participant will not be subject to tax upon the grant of an award of restricted stock units but will recognize ordinary income in an amount equal to the fair market value of any shares received on the date of delivery of the underlying shares of common stock. The Company will be entitled to a corresponding tax deduction.

     This summary is not a complete description of the U.S. Federal income tax aspects of the Motorsports Emporium, Inc. 2006 Employee Stock Incentive Plan. Moreover, this summary relates only to Federal income taxes; there may also be Federal estate and gift tax consequences associated with the Motorsports Emporium, Inc. 2006 Employee Stock Incentive Plan, as well as foreign, state and local tax consequences.

NEW INCENTIVE PLAN BENEFITS

     The future benefits or amounts that would be received under the Motorsports Emporium, Inc. 2006 Employee Stock Incentive Plan by executive officers and other employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts which would have been received by or allocated to such persons for the last completed fiscal year if the plan had been in effect cannot be determined.

NO OPTIONS CURRENTLY OUTSTANDING

     No options are currently outstanding under the Motorsports Emporium, Inc. 2006 Employee Stock Incentive Plan (Amended).

APPROVAL OF ACTION NO. 5

     The Majority Shareholders have approved the Motorsports Emporium, Inc. 2006 Employee Stock Incentive Plan (Amended). The number of shares voted to approve the plan was sufficient under Nevada corporate law.

                  THE APPROVAL OF AN AMENDMENT TO OUR ARTICLES
           OF INCORPORATION TO EFFECT A REVERSE SPLIT OF THE NUMBER OF
                     OUTSTANDING SHARES OF OUR COMMON STOCK

ACTION NO. 6

OVERVIEW

     The Company currently has authorized capital stock of 525,000,000 shares, including 500,000,000 shares of common stock and 25,000,000 shares of preferred stock. On September 5, 2006, our Board of Directors, and on September 13, 2006, the shareholders holding a majority of the voting rights in the Company, approved an amendment to the Articles of Incorporation to effect a reverse split of the issued and outstanding shares of our Common Stock on a ratio of one share for every 225 shares (1:225).

     The Board of Directors believes that the price of the Common Stock is too low and could be a deterrent for some, if not most of the companies with whom the Company is currently trying to conduct business. The Board of Directors also believes the share price is too low to attract potential merger and acquisition candidates and investors to buy its common stock. While the Company is in discussions with several potential merger and/or acquisition candidates, no formal agreements have been executed by the Company and any such candidates. Our shareholders will have an opportunity to vote in "favor" of or "against" any merger or acquisition transactions pursuant to the corporation laws of the State of Nevada.

     To proportionately raise the per share price of the Common Stock by reducing the number of outstanding shares, the Board of Directors believes that it is in the best interests of the Company's shareholders to implement a reverse stock split. In addition, the Board of Directors believes that the share price of the Common Stock is a factor in whether the Common Stock meets investment guidelines for certain institutional investors and investment funds. The Board of Directors also believes that the Company's shareholders will benefit from relatively lower trading costs for a higher priced stock. The combination of lower transaction costs and increased interest from institutional investors and investment funds may ultimately improve the trading liquidity of the Common Stock. The Board of Directors is not implementing the reverse stock split in anticipation of any "going private" transaction and the reverse stock split will not have a "going private" effect.

MATERIAL EFFECTS OF THE REVERSE STOCK SPLIT

     The reverse stock split will be effected simultaneously for all of the Common Stock and the ratio will be the same for all of the Common Stock. The reverse stock split will not materially affect any stockholder's percentage ownership interest in the Company.

     The principal effect of the reverse stock split will be to reduce the number of shares of the Common Stock issued and outstanding from 456,423,621 to 2,028,550 shares. In addition, the reverse stock split may increase the number of shareholders who own odd lots (less than 100 shares). Shareholders who hold odd lots may experience an increase in the cost of selling their shares and may have greater difficulty in effecting sales. Other than the value of one whole share of post-reverse stock split Common Stock that will be issued by the Company in exchange for fractional shares held by a shareholder, no gain or loss should be recognized by a shareholder upon a shareholder's exchange of pre-reverse split shares for post-reverse stock split shares. See "FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT," below.

AUTHORIZED SHARES OF COMMON STOCK AVAILABLE FOR FUTURE ISSUANCE

     Since the Company is reverse splitting the outstanding Common Stock and not the authorized shares of Common Stock, after the reverse stock split the Company will have more authorized (but unissued) shares to issue in the future. The additional shares of Common Stock that will become available for issuance could be used by our management to oppose a hostile takeover attempt or delay or prevent changes of control or changes in or removal of management, including transactions that are favored by a majority of the shareholders or in which the shareholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. Although the reverse stock split has been prompted by business and financial considerations, shareholders nevertheless should be aware that approval of the proposal could facilitate future efforts by our management to deter or prevent a change in control of the Company.

NO APPRAISAL OR DISSENTER'S RIGHTS

     Under Nevada Law, shareholders are not entitled to appraisal or dissenter's rights with respect to the proposed amendment to the Articles of Incorporation to effect the reverse stock split and we will not independently provide shareholders with any such right.

EFFECT ON REGISTERED AND BENEFICIAL SHAREHOLDERS

     Upon the effectiveness of the reverse stock split, the Company intends to treat shareholders holding the Common Stock in "street name," through a bank, broker or other nominee, in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding the Common Stock in "street name." However, such banks, brokers or other nominees may have different procedures than registered shareholders for processing the reverse stock split. Shareholders who hold their shares with such a bank, broker or other nominee and who have any questions in this regard are encouraged to contact their nominees.

PROCEDURE FOR EFFECTING REVERSE STOCK SPLIT

     The Company will promptly file Articles of Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada to amend its existing Articles of Incorporation. The reverse stock split will become effective as of October 31, 2006, which is referred to as the "effective date."

     Beginning on the effective date, each certificate representing the pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares. The text of the Articles of Amendment is set forth in Appendix D to this Information Statement. The text of the Articles of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Nevada and as the Board of Directors deems necessary and advisable to effect the reverse stock split.

CERTAIN RISK FACTORS ASSOCIATED WITH THE REVERSE STOCK SPLIT

     Implementation of the reverse stock split entails various risks and uncertainties, including, but not limited to, the following:

     * There can be no assurance that the market price per share of the Common Stock after the reverse stock split will remain unchanged or increase in proportion to the reduction in the number of shares of the Common Stock outstanding before the reverse stock split. Accordingly, the total market capitalization of the Company after the reverse stock split may be lower than the total market capitalization before the reverse stock split.

     * After the reverse stock split is effected, if the market price of the Common Stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split.

     * There can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investment guidelines of institutional investors or investment funds. As a result, the trading liquidity of the Common Stock may not necessarily improve.

     * The reduced number of shares that would be outstanding after the reverse stock split could adversely affect the liquidity of the Common Stock.

POTENTIAL ANTI-TAKEOVER EFFECT

     Although the increased proportion of authorized but unissued shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that could dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company, the reverse stock split is not being undertaken in response to any effort of which the Board of Directors is aware to accumulate shares of the Common Stock or obtain control of the Company. Other than the reverse stock split, the Board of Directors does not currently contemplate the adoption of any other amendments to the Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.

     Release No. 34-15230 of the Staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any shareholder proposal that may be used as an anti-takeover device. However, the purpose of the reverse stock split is to raise the per share price of the Common Stock and to attract potential institutional investors and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company. While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that could favored by a majority of the independent shareholders, the Company has no intent or plan to employ the resulting additional unissued authorized shares as an anti-takeover device.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

     The following is a summary of the material federal income tax consequences of the proposed reverse stock split. This discussion is based on the Internal Revenue Code, the treasury regulations promulgated thereunder, judicial opinions, published positions of the Internal Revenue Service and all other applicable authorities as of the date of this document, all of which are subject to change (possibly with retroactive effect). This discussion does not describe all of the tax consequences that may be relevant to a holder in light of his particular circumstances or to holders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities and persons who acquired their Common Stock as compensation). In addition, this summary is limited to shareholders who hold their Common Stock as capital assets. This discussion also does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

     ACCORDINGLY, EACH SHAREHOLDER IS STRONGLY URGED TO CONSULT WITH A TAX ADVISER TO DETERMINE THE PARTICULAR FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX CONSEQUENCES TO SUCH SHAREHOLDER RELATED TO THE REVERSE STOCK SPLIT.

     Other than the issuance of one whole share of post-reverse stock split Common Stock for fractional shares, no gain or loss should be recognized by a shareholder upon such shareholder's exchange of pre-reverse stock split shares for post-reverse stock split shares. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split (including any fraction of a post-reverse stock split share deemed to have been received) will be the same as the shareholder's aggregate tax basis in the pre-reverse stock split shares exchanged therefor. Shareholders who receive one whole share of post-reverse stock split Common Stock may recognize gain or loss based on their adjusted basis in the fractional share interests exchanged for such additional whole share of Common Stock. However, the tax impact on any individual shareholder would not be material. A shareholder's holding period for the post-reverse stock split shares will include the period during which the shareholder held the pre-reverse stock split shares surrendered in the reverse stock split.

APPROVAL OF ACTION NO. 6

     The Majority Shareholders have approved the amendment to our Articles of Incorporation to effect a reverse stock split for our outstanding shares of Common Stock. The number of shares voted to approve the plan was sufficient under Nevada corporate law.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

     As of the date of the mailing of this Information Statement, the Company had received no request by any shareholder(s) regarding additional proposals to be properly considered during the 2006 Annual Meeting. Proposals submitted by shareholders of the Company which are intended to be presented at the Company's 2007 Annual Meeting of Shareholders, must be received by the Company no later than February 28, 2007, and otherwise conform with the Company's Articles of Incorporation, Bylaws and applicable laws and regulations in order to be included in the proxy statement and form of proxy relating to the 2007 Annual Meeting of Shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS INFORMATION STATEMENT IS FOR INFORMATION PURPOSES ONLY.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, IS BEING MAILED WITH THIS INFORMATIOIN STATEMENT. COPIES OF THE COMPANY'S OTHER ANNUAL, QUARTERLY AND CURRENT REPORTS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSSION, ARE AVAILABLE AND CAN BE ACCESSED AND

DOWNLOADED VIA THE INTERNET AT THE SECURITIES AND EXCHANGE COMMISSION EDGAR ARCHIVES AT WWW.SEC.GOV, AND SIMPLY TYPING IN "MOTORSPORTS EMPORIUM."

OR, PLEASE WRITE TO:             MotorSports Emporium, Inc.
                                 16055 N. Dial Blvd., Suite 5
                                 Scottsdale, AZ  85260

AND THE COMPANY WILL PROVIDE COPIES OF ALL DOCUMENTS INCORPORATED BY REFERENCE HEREIN TO YOU AT NO CHARGE.

                                 By Order of the Board of Directors


                                 /s/ David Keaveney
                                 ----------------------------------

Date: October 2, 2006            David Keaveney,
                                 Director, President and Chief Executive Officer

                                   APPENDICES

Appendix A: Ten Stix, Inc. 2004 Employee Stock Incentive Plan No. 2.

Appendix B: Motorsports Emporium, Inc. 2004 Employee Stock Incentive Plan No. 3.

Appendix C: Motorsports  Emporium,  Inc. 2006  Employee  Stock  Incentive  Plan
            (Amended).

Appendix D: Excerpt from Articles of Amendment to Articles of  Incorporation  of
            Motorsports Emporium, Inc. related to reverse stock split.

                                   APPENDIX A

                                  TEN STIX INC.
                    2004 EMPLOYEE STOCK INCENTIVE PLAN NO. 2

1. DEFINITIONS

     As used herein, the following words or terms have the meanings as set forth below.

     1.1 "Award" means any Option, Warrant, Registered or Restricted Stock, Registered or Restricted Stock Unit, or any combination thereof.

     1.2 "Board of Directors" means the Board of Directors of the Company.

     1.3 "Code" means the U.S. Internal Revenue Code of 1986, as from time to time amended and in effect, or any successor statute as from time to time in effect.

     1.4 "Committee" means the Committee appointed by the Board of Directors to administer the Plan or the Board of Directors as a whole if no appointment is made, provided that, if any member of the Committee does not qualify as both an outside director for purposes of Section 162(m) of the Code and a non-employee director for purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, the remaining members of the Committee (but not less than two members) shall be constituted as a subcommittee of the Committee to act as the Committee for purposes of granting or approving the payment of any Awards.

     1.5 "Common Stock" means the common stock, par value $0.001 per share, of the Company.

     1.6 "Company" means Ten Stix Inc., a corporation established under the laws of the State of Nevada.

     1.7 "Fair Market Value" in the case of a share of Common Stock on a particular date, means the fair market value as determined from time to time by the Board of Directors or, where appropriate, by the Committee, taking into account all information which the Board of Directors, or the Committee, considers relevant.

     1.8 "Incentive Stock Option" means an Option intended to be an "incentive stock option" within the meaning of Section 422 of the Code.

     1.9 "Nonqualified Stock Option" means a stock option not intended to qualify as either a Qualified Stock Option or an Incentive Stock Option as those terms are defined by applicable provisions of the code.

     1.10 "Option" means a stock option entitling the holder to acquire shares of Common Stock upon payment of the exercise price.

     1.11 "Participant" means a person who is granted an Award under the Plan.

     1.12 "Performance Award" means an Award granted by the Committee pursuant to Section 6.11.

     1.13 "Performance Criteria" means any or any combination of the following areas of performance (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, geographical, project, product or individual basis or in combinations thereof): sales; revenues; assets; expenses; income; profit margins; earnings before or after any deductions and whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; inventory; organizational realignments; infrastructure changes; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of products or services; customer acquisition or retentions; acquisitions or divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split ups and the like; reorganizations; strategic investments or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. Performance Criteria and any Performance Goals with respect thereto need not be based upon any increase, a positive or improved result or avoidance of loss.

     1.14 "Performance Goal" means an objectively determinable performance goal established by the Committee with respect to a given Performance Award that relates to one or more Performance Criteria.

     1.15 "Performance Period" means the period of service determined by the Board, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

     1.16 "Plan" means the Ten Stix Inc. 2004 Employee Stock Incentive Plan No. 2, as from time to time amended and in effect.

     1.17 "Restricted Stock" means Common Stock that is subject to a risk of forfeiture or other restrictions that will lapse upon the satisfaction of specified conditions.

     1.18 "Restricted Stock Unit" means a right to receive Common Stock in the future, with the right to future delivery of the Common Stock subject to a risk of forfeiture or other restrictions that will lapse upon the satisfaction of specified conditions.

     1.19 "Service Relationship" means (a) for an employee of the Company or its Subsidiaries, such person's employment relationship with the Company or its Subsidiaries, and (b) for a consultant or advisor of the Company or its Subsidiaries, such person's consulting or advisory relationship with the Company or its Subsidiaries.

     1.20 "Stock Award" means an Award of Common Stock or Stock Units, either restricted or registered, or any combination thereof.

     1.21 "Subsidiary" or "Subsidiaries" means a corporation or corporations in which the Company owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock.

     1.22 "Ten Percent Stockholder" means any person who, at the time an Award is granted, owns or is deemed to own stock (as determined in accordance with Sections 422 and 424 of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or a subsidiary.

2. PURPOSE

     2.1 The Plan has been established to advance the interests of the Company by providing for the grant to Participants of Incentive Awards.

3. ADMINISTRATION

     3.1 The Plan shall be administered by the Committee and, to the extent provided herein, the Board of Directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

     3.2 Subject to the provisions set forth herein, the Committee shall have full authority to determine the provisions of Awards to be granted under the Plan. Subject to the provisions set forth herein, the Committee shall have full authority to interpret the terms of the Plan and of Awards granted under the Plan, to adopt, amend and rescind rules and guidelines for the administration of the Plan and for its own acts and proceedings and to decide all questions and settle all controversies and disputes which may arise in connection with the Plan.

     3.3 The decision of the Committee or the Board of Directors, as applicable, on any matter as to which the Committee or the Board of Directors, as applicable, is given authority under Section 3.2 shall be final and binding on all persons concerned.

     3.4 Nothing in the Plan shall be deemed to give any officer or employee, or his legal representatives or assigns, any right to participate in the Plan, except to such extent, if any, as the Committee or the Board, as applicable, may have determined or approved pursuant to the provisions of the Plan.

4. SHARES SUBJECT TO THE PLAN; LIMITATIONS

     4.1 Number of Shares. The maximum number of shares of Common Stock that may be delivered in satisfaction of Awards granted under the Plan shall be 50,000,000, subject to adjustment in accordance with the provisions of Section
7.1 (such shares may hereinafter be referred to as the "Authorized Shares"). In applying this limitation, the number of shares delivered upon exercise of an Award shall be determined net of any shares actually or constructively transferred by the Award holder to the Company (including through the holding back of shares that would otherwise have been deliverable upon exercise) in payment of the exercise price or tax withholding.

     4.2 Reacquired Shares. If any Award granted under the Plan terminates without having been exercised in full (including an Award which terminates by agreement between the Company and the Participant), or if shares of Common Stock are reacquired by the Company upon the rescission of an exercise of an Award, the number of shares of Common Stock as to which an Award has not been exercised prior to termination, or has been reacquired upon the rescission of an Award, shall be available for future grant within the limits set forth in Section 4.1.

     4.3 Type of Shares. Common Stock delivered by the Company under the Plan may be authorized but unissued Common Stock or previously issued Common Stock acquired by the Company. No fractional shares of Common Stock will be delivered under the Plan.

5. ELIGIBILITY AND PARTICIPATION

     5.1 The Committee will select Participants from among those key employees of, and consultants, and advisors to, the Company or its Subsidiaries who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company and its Subsidiaries. Eligibility for Incentive Stock Options is limited to employees of the Company or of a "parent corporation" or "subsidiary corporation" of the Company as those terms are defined in Section 424 of the Code.

6. AWARDS

     6.1 General. The Plan provides for the grant of Awards, which may be in the form of Options, Warrants, Registered or Restricted Stock, Registered or Restricted Stock Units, or any combination thereof. The Committee will determine the terms and conditions of all Awards, subject to the limitations provided herein. The Plan also provides for the grant of Performance Awards under Section
6.11. Notwithstanding anything herein to the contrary, the Committee may, in its sole discretion, grant Awards under the Plan containing performance-related goals that do not constitute Performance Awards, do not comply with Section 6.11, are not subject to the limitation set forth in Section 4.5, and are not granted or administered to comply with the requirements of Section 162(m) of the Code.

     6.2 Participants. From time to time while the Plan is in effect, the Committee may, in its absolute discretion, select from among the persons eligible to receive Awards (including persons to whom Awards were previously granted) those Participants to whom Awards are to be granted.

     6.3 Award Agreements. Each Award granted under the Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve. Award agreements shall comply with the terms and conditions of the Plan and may contain such other provisions not inconsistent with the terms and conditions of the Plan as the Committee shall deem advisable. In the case of an Incentive Stock Option, the Award agreement shall contain such provisions relating to exercise and other matters as are required of "incentive stock options" under the Code. Award agreements may be evidenced by an electronic transmission (including an e-mail or reference to a website or other URL) sent to the Participant through the Company's normal process for communicating electronically with its employees. As a condition to receiving an Award, the Committee may require the proposed Participant to affirmatively accept the Award and agree to the terms and conditions set forth in the Award agreement by physically and/or electronically executing the Award agreement or by otherwise physically and/or electronically acknowledging such acceptance and agreement. With or without such affirmative acceptance, however, the Committee may prescribe conditions (including the exercise or attempted exercise of any benefit conferred by the Award) under which the proposed participant may be deemed to have accepted the Award and agreed to the terms and conditions set forth in the Award agreement.

     6.4 Non-Transferability of Awards. No Award may be transferred by the Participant otherwise than by will, by the laws of descent and distribution or as permitted by Rule 701 of the Securities Act of 1933.

     6.5 Exercise; Vesting; Lapse of Restrictions. The Committee may determine the time or times at which (a) an Award will become exercisable, (b) an Award will vest or (c) the restrictions to which an Award is subject will lapse. In no event shall the right to exercise a Stock Option fall below the rate of at least

20% per year over five (5) years from the date the option is granted, subject to the condition of continued employment during such time. In the case of an Award that becomes exercisable, vests or has restrictions which lapse in installments, the Committee or the Board of Directors may later determine to accelerate the time at which one or more of such installments may become exercisable or vest or at which one or more restrictions may lapse.

     6.5.1 Determination of the Exercise Price. The exercise price for each option shall be determined by the Committee or Board of Directors.

          (a) Incentive Stock Option. The exercise price per share for an Incentive Stock Option shall not be less than one hundred percent (100%) of the fair market value, as determined by the Committee or Board based on the recent market price of securities of the same class that are publicly traded. No Incentive Stock Option granted to an Optionee who at the time the Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code (a "Ten Percent Owner Optionee") shall have an exercise price per share less than one hundred ten percent (110%) of the fair market value, as determined by the Committee or Board, of a share of Stock on the date of granting of the Option.

          (b) Nonqualified Stock Option. The exercise price of each Nonqualified Stock Option shall not be less than eighty five percent 85%) of the fair market value of a Share of the Company on the date the option is granted; provided, however, that the exercise price of a Nonqualified Stock Option granted to an individual who owns stock possessing more than ten percent (10%) of the combined voting power of the Company, its parent, or subsidiaries shall not be less than one hundred ten percent (110%) of the fair market value of a Share of the Company on the date the option is granted. The fair market value of each Nonqualified Stock Option shall be determined by the Board based on the recent market price of securities of the same class that are publicly traded.

     6.5.2 Additional Conditions. The Committee or the Board of Directors may at the time of grant condition the exercise of an Award upon agreement by the Participant to subject the Common Stock to any restrictions on transfer in effect on the date of exercise, upon representations regarding the continuation of a Service Relationship and upon other terms not inconsistent with this Plan. Any such conditions shall be set forth in the Award agreement or other document evidencing the Award.

     6.5.3 Manner of Exercise. Any exercise of an Award shall be in writing signed by the proper person and delivered or mailed to the office of Stock Option Administration of the Company, accompanied by an appropriate exercise notice and payment in full for the number of shares in respect to which the Award is exercised, or in such other manner as may be from time to time prescribed by the Committee, including, without limitation, pursuant to electronic, telephonic or other instructions to a third party administrating the Plan. In the event an Award is exercised by the executor or administrator of a deceased Participant, or by the person or persons to whom the Award has been transferred by the Participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver stock thereunder until the Company is satisfied that the person or persons exercising the Award is or are the duly appointed executor or administrator of the deceased Participant or the person or persons to whom the Award has been transferred by the Participant's will or by the applicable laws of descent and distribution.

     6.5.4 Payment of Exercise Price. Where the exercise of an Award is to be accompanied by payment, the Committee may determine the required or permitted forms of payment, subject to the following: (a) all payments will be by cash or check acceptable to the Committee, or, if so permitted by the Committee, (i) through the delivery of shares of Common Stock that have been outstanding for at least six months (unless the Committee approves a shorter period) and that have a fair market value equal to the exercise price, (ii) by delivery to the Company of a promissory note of the person exercising the Award, payable on such terms as are specified by the Committee, (iii) through a broker-assisted exercise program acceptable to the Committee, or (iv) by any combination of the foregoing permissible forms of payment; and (b) where shares of Common Stock issued under an Award are part of an original issue of shares, the Award will require that at least so much of the exercise price as equals the par value of such shares be paid in a type of consideration that is lawful for the payment of par value under applicable law. The delivery of shares in payment of the exercise price under clause (a)(i) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Committee may prescribe.

     6.5.5 Period of Awards. An Award shall be exercisable during such period of time as the Committee may specify, but in no event shall an option have an exercise period more than 120 months from the date the option is granted, and no more that five (5) years from the date the Option is granted, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder.

     6.6 Termination of Awards. Unless the Award by its terms or the Committee or Board of Directors by resolution shall expressly provide otherwise:

     6.6.1 Termination of a Participant's Service Relationship by Reason of Death. If a Participant's Service Relationship terminates by reason of death,
(a) all Options held by the Participant shall vest fully on the date that the Participant's Service Relationship terminates by reason of death without regard to whether any applicable vesting requirements have been fulfilled, and (b) all Stock Awards held by the Participant shall vest fully on the date that the Participant's Service Relationship terminates by reason of death without regard to whether any applicable vesting requirements have been fulfilled and/or all restrictions shall fully lapse as of such date without regard to whether any applicable requirements have been fulfilled. All Awards may be exercised by the Participant's executor or administrator or the person or persons to whom the Awards are transferred by will or the applicable laws of descent and distribution at any time or times within three years after the date of the Participant's death. Unexercised Options shall expire automatically at the end of such three-year period.

     6.6.2 Termination of a Participant's Service Relationship by Reason of Disability. If a Participant's Service Relationship terminates by reason of "Disability" (as defined below), (a) all Options held by the Participant shall vest fully on the date that the Participant's Service Relationship terminates by reason of Disability (the "Disability Date") without regard to whether any applicable vesting requirements have been fulfilled, and (b) all Stock Awards held by the Participant shall vest fully on the Disability Date without regard to whether any applicable vesting requirements have been fulfilled and/or all restrictions shall fully lapse as of such date without regard to whether any applicable requirements have been fulfilled. All such Options may be exercised by the Participant at any time or times within three years after the Disability Date. Unexercised Options shall expire automatically at the end of such three-year period. Notwithstanding the foregoing, in the event the Participant fails to exercise an Incentive Stock Option within twelve months after the Disability Date, such Option shall remain exercisable at any time or times within three years after the Disability Date but will be treated as an Option that does not qualify as an Incentive Stock Option. "Disability" means the disability of the Participant within the meaning of Section 22(e)(3) of the Code.

     6.6.3 Termination of a Participant's Service Relationship by Reason of Retirement. If a Participant's Service Relationship terminates by reason of "Retirement" (as defined below), (a) all Options held by the Participant shall continue to vest and be exercisable in accordance with the terms and conditions thereof as if the Participant's Service Relationship had not terminated, and (b) all Stock Awards held by the Participant shall continue to vest and/or be subject to applicable restrictions and the requirements for the lapse thereof in accordance with the terms and conditions of the Stock Awards as if the Participant's Service Relationship had not terminated. Notwithstanding the foregoing, if (a) an Option provides for vesting or exercisability upon the fulfillment or satisfaction of certain specified goals or conditions (other than time-based vesting or restrictions), or (b) a Stock Award provides for vesting or the lapse of restrictions upon the fulfillment or satisfaction of certain specified goals or conditions (other than time-based vesting or restrictions), then subsequent to the Retirement Date, the unvested or restricted portion of an Award shall no longer be subject to such vesting or lapse of restrictions based upon such specified goals or conditions and instead shall be subject only to the time-based vesting or restrictions set forth in the Award. All Awards may be exercised by the Participant at any time or times in accordance with the terms and conditions thereof (including any applicable vesting schedule or restrictions). Notwithstanding the foregoing, in the event the Participant fails to exercise an Incentive Stock Option within three months after the Retirement Date, such Option shall remain exercisable but will be treated as an Option that does not qualify as an Incentive Stock Option. "Retirement" means the voluntary retirement by a Participant from service as an employee of, or consultant or advisor with, the Company or any of its Subsidiaries (i) after the Participant has attained at least fifty-five years of age and at least five years of continuous service as an employee of, or consultant or advisor with, the Company or any of its Subsidiaries or (ii) after the Participant has attained at least twenty years of continuous service as an employee of, or consultant or advisor with, the Company or any of its Subsidiaries.

     6.6.4 Termination of a Participant's Service Relationship for any Other Reason. If a Participant's Service Relationship terminates for any reason other than his death, Disability or Retirement, all Awards held by the Participant shall thereupon expire sixty (60) days from the date of termination; The Company shall have the sole discretion to set the date of termination for purposes of the Plan, without regard to any notice period or other obligation under the applicable laws of the jurisdiction where the Participant is employed or engaged. If the Committee or the Board of Directors so decides, an Award may provide that a leave of absence granted by the Company or any Subsidiary is not a termination of a Service Relationship for the purpose of this Section 6.6.4, and in the absence of such a provision the Committee may in any particular case determine that such a leave of absence is not a termination of a Service Relationship for such purpose. The Committee shall also determine all matters relating to whether a Service Relationship is continuous, including, for example and without limitation, in the event the Service Relationship changes from an employment relationship to a consulting or advisory relationship.

     6.6.5 Termination of a Participant's Service Relationship for Cause. If a Participant's Service Relationship is terminated for cause as defined by applicable law, all Awards held by the Participant shall thereupon expire at 5 p.m. United States eastern time on the date of termination.

     6.6.6 The provisions of Sections 6.6.1, 6.6.2 and 6.6.3 shall not apply to Awards held by a Participant who engages or has engaged in Detrimental Activity (as defined in Section 6.7).

     6.6.7 Notwithstanding anything in this Section 6.6 to the contrary no Stock Option granted under the Plan may be exercised after the expiration of ten years from the date the Stock Option was granted, and five years from the date the Stock Option was granted in the case of a Stock Option granted to a Ten Percent Stockholder.

     6.7 Cancellation and Rescission of Awards. The following provisions of this
Section 6.7 shall apply to Awards granted to (i) Participants who are classified by the Company or a Subsidiary as an executive officer, senior officer, or officer (collectively, an "Officer") of the Company or a Subsidiary; and (ii) certain other Participants designated by the Committee or the Board of Directors to be subject to the terms of this Section 6.7 (such designated Participants together with Officers referred to collectively as "Senior Participants"). The Committee or the Board of Directors may cancel, rescind, suspend or otherwise limit or restrict any unexpired Award at any time if the Senior Participant engages in "Detrimental Activity" (as defined below). Furthermore, in the event a Senior Participant engages in Detrimental Activity at any time prior to or during the six months after any exercise of an Award, lapse of a restriction under an Award or delivery of Common Stock pursuant to an Award, such exercise, lapse or delivery may be rescinded until the later of (i) two years after such exercise, lapse or delivery or (ii) two years after such Detrimental Activity. Upon such rescission, the Company at its sole option may require the Senior Participant to (i) deliver and transfer to the Company the shares of Common Stock received by the Senior Participant upon such exercise, lapse or delivery,
(ii) pay to the Company an amount equal to any realized gain received by the Senior Participant from such exercise, lapse or delivery, or (iii) pay to the Company an amount equal to the market price (as of the exercise, lapse or delivery date) of the Common Stock acquired upon such exercise, lapse or delivery minus the respective price paid upon exercise, lapse or delivery, if applicable. The Company shall be entitled to set-off any such amount owed to the Company against any amount owed to the Senior Participant by the Company. Further, if the Company commences an action against such Senior Participant (by way of claim or counterclaim and including declaratory claims), in which it is preliminarily or finally determined that such Senior Participant engaged in Detrimental Activity or otherwise violated this Section 6.7, the Senior Participant shall reimburse the Company for all costs and fees incurred in such action, including but not limited to, the Company's reasonable attorneys' fees. As used in this Section 6.7, "Detrimental Activity" shall include: (i) the failure to comply with the terms of the Plan or certificate or agreement evidencing the Award; (ii) the failure to comply with any term set forth in the Company's Key Employee Agreement (irrespective of whether the Senior Participant is a party to the Key Employee Agreement); (iii) any activity that results in termination of the Senior Participant's Service Relationship for cause; (iv) a violation of any rule, policy, procedure or guideline of the Company; or (v) the Senior Participant being convicted of, or entering a guilty plea with respect to a crime whether or not connected with the Company.

     6.8 Tax Withholding.

     6.8.1 In the case of an Award that is not an Incentive Stock Option, the Committee shall have the right to require the individual exercising the Award to remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or to make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Common Stock pursuant to the exercise of the Award. In the case of an Incentive Stock Option, if at the time the Incentive Stock Option is exercised the Committee determines that under applicable law and regulations the Company could be liable for the withholding of any federal or state tax with respect to a disposition of the Common Stock received upon exercise, the Committee may require as a condition of exercise that the individual exercising the Incentive Stock Option agree (i) to inform the Company promptly of any disposition (within the meaning of Section 422(a)(1) of the Code and the regulations thereunder) of Common Stock received upon exercise, and (ii) to give such security as the Committee deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Committee to preserve the adequacy of such security.

     6.8.2 In the case of an Award that is exercised by an individual that is subject to taxation in a foreign jurisdiction, the Committee shall have the right to require the individual exercising the Award to remit to the Company an amount sufficient to satisfy any tax or withholding requirement of that foreign jurisdiction (or to make other arrangements satisfactory to the Company with regard to such taxes prior to the delivery of any Common Stock pursuant to the exercise of the Award).

     6.9 Options.

     6.9.1 No Incentive Stock Option may be granted under the Plan after January 01, 2013, but Incentive Stock Options previously granted may extend beyond that date.

     6.9.2 Each eligible Participant may be granted Incentive Stock Options only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any related corporation, such Incentive Stock Options do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase more than $100,000 in Fair Market Value (determined at the time the Incentive Stock Options were granted) of Common Stock in that year. Any Options granted to an employee in excess of such amount will be granted as non-qualified Options.

     6.10 Stock Awards.

     6.10.1 Rights as a Stockholder. Subject to any restrictions applicable to the Award, the Participant holding Restricted Stock, whether vested or unvested, shall be entitled to enjoy all stockholder rights with respect to such Stock, including the right to receive dividends and to vote the shares.

     6.10.2 Stock Certificates; Legends. Certificates representing shares of Restricted Stock shall bear an appropriate legend referring to the restrictions to which they are subject, and any attempt to dispose of any such shares in contravention of such restrictions shall be null and void and without effect. The certificates representing shares of Restricted Stock may be held by the Company until the restrictions to which they are subject are satisfied.

     6.10.3 Time-Based Vesting. Subject to Section 7.2, Stock Awards that vest by the passage of time only shall not vest fully in less than three (3) years after the date of grant.

     6.11 Performance Awards.

     6.11.1 Recipients of Performance Awards. The Committee may grant Performance Awards to any Participant. Each Performance Award shall contain the Performance Goals for the Award, including the Performance Criteria, the target and maximum amounts payable, and such other terms and conditions of the Performance Award as the Committee in its discretion establishes. In the case of Performance Awards to any Participant whom the Committee determines is or may become a "covered employee" within the meaning of Section 162(m) of the Code during the Performance Period or before payment of the Performance Award, each such Performance Award may, in the Committee's sole discretion, be granted and administered to comply with the requirements of Section 162(m) of the Code. Each such Performance Award to a covered employee shall be confirmed by, and be subject to, a Performance Award agreement.

     6.11.2 Establishment of Performance Goals. The Committee shall establish the Performance Goals for Performance Awards. The Committee shall determine the extent to which any Performance Criteria shall be used and weighted in determining Performance Awards. The Committee may increase, but not decrease, any Performance Goal during a Performance Period for any "covered employee" within the meaning of Section 162(m) of the Code. The Performance Goals for any Performance Award for any such "covered employee" shall be made not later than 90 days after the start of the Performance Period to which the Performance Award relates and (for Performance Periods shorter than one year) prior to the completion of 25 percent (25%) of such period.

     6.11.3 No Discretion to Increase Performance Awards. The Committee shall establish for each Performance Award the amount of Common Stock payable at specified levels of performance, based on the Performance Goal for each Performance Criteria. The Committee shall make all determinations regarding the achievement of any Performance Goals. The Committee may not increase the Common Stock that would otherwise be payable upon achievement of the Performance Goal or Goals, but may reduce or eliminate the payments, except as provided in the terms of the Performance Award.

     6.11.4  Certification  of  Achievement  of  Performance  Goals.  The actual payments of Common  Stock to a  Participant  under a  Performance  Award will be calculated by applying the achievement of Performance Criteria to the Performance Goal. In the case of any Performance Award to a "covered employee" within the meaning of Section 162(m) of the Code, the Committee shall make all calculation of actual payments of Common Stock and shall certify in writing prior to the payment of the Performance Award the extent, if any, to which the Performance Goals have been met; provided, however, that the Committee shall not be required to certify the extent to which the Performance Goals have been met if the payments under the Performance Award are attributable solely to the increase in the price of the Common Stock.

     6.11.5  Timing  of  Payment  of  Performance  Awards.   Payment  of  earned
Performance Awards shall be made in accordance with terms and conditions prescribed or authorized by the Committee. The Committee may permit the Participants to elect to defer, or the Committee may require the deferral of, the receipt of Performance Awards upon such terms as the Committee deems appropriate.

     6.12 Authority of the Committee. Subject to the provisions of Section 9, the Committee shall have the authority, either generally or in any particular instance, to waive compliance by a Participant with any obligation to be performed by him under an Award and to waive any condition or provision of an Award, except that the Committee may not (a) increase the total number of shares covered by any Incentive Stock Option (except in accordance with Section 7), (b) reduce the exercise price per share of any Incentive Stock Option (except in accordance with Section 7) or (c) extend the term of any Incentive Stock Option to more than ten years.

     6.13 Listing of Common Stock, Withholding and Other Legal Requirements. The Company shall not be obligated to deliver any Common Stock until all federal, state and international laws and regulations which the Company may deem applicable have been complied with, nor, in the event the outstanding Common Stock is at the time listed upon any stock exchange, until the stock to be delivered has been listed or authorized to be added to the list upon official notice of issuance to such exchange. In addition, if the shares of Common Stock subject to any Award have not been registered in accordance with the Securities Act of 1933, as amended, the Company may require the person or persons who wishes or wish to exercise such Award to make such representation or agreement with respect to the sale of Common Stock acquired on exercise of the Award as will be sufficient, in the opinion of the Company's counsel, to avoid violation of said Act, and may also require that the certificates evidencing said Common Stock bear an appropriate restrictive legend.

7. EFFECT OF CERTAIN TRANSACTIONS

     7.1 Changes to Common Stock. The number and class of shares subject to Awards, or each outstanding Stock Option, the Exercise Price thereof (and the total price), the maximum number of Stock Options that may be granted under this Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall not be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (a) upon exercise of the Stock Option, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective, and (b) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective.

     7.2 Merger or Consolidation. Subject to any required action by the shareholders, if the Company shall be the surviving corporation in any merger or consolidation (other than a merger or consolidation in which the Company survives but in which a majority of its outstanding shares are converted into securities of another corporation or are exchanged for other consideration), any Award granted hereunder shall pertain and apply to the securities which a holder of the number of shares of stock of the Company then subject to the Award is entitled to receive, but a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation or in which a majority of its outstanding shares are so converted or exchanged shall cause every Award hereunder to terminate; provided that if any such dissolution, liquidation, merger or consolidation is contemplated, the Company shall either
(a) arrange for any corporation succeeding to the business and assets of the Company to issue to the Participants replacement Awards (which, in the case of Incentive Stock Options, satisfy, in the determination of the Committee, the requirements of Section 424 of the Code) on such corporation's stock which will to the extent possible preserve the value of the outstanding Awards or (b) shall make the outstanding Awards fully exercisable or cause all of the applicable restrictions to which outstanding Stock Awards are subject to lapse, in each case, on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Committee, following the exercise of the Award or the issuance of shares of Common Stock, as the case may be, to participate as a stockholder in any such dissolution, liquidation, merger or consolidation and the Award will terminate upon consummation of any such transaction. The existence of the Plan shall not prevent any such change or other transaction and no Participant hereunder shall have any right except as herein expressly set forth.

8. RIGHTS TO A SERVICE RELATIONSHIP

     8.1 Neither the adoption of the Plan nor any grant of Awards confers upon any employee, consultant or advisor of the Company or a Subsidiary any right to the continuation of a Service Relationship with the Company or a Subsidiary, as the case may be, nor does it interfere in any way with the right of the Company or a Subsidiary to terminate the Service Relationship of any of those persons at any time.

9. DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION

     9.1 The Committee or the Board of Directors may at any time discontinue granting Awards under the Plan and, with the consent of the Participant, may at any time cancel an existing Award in whole or in part and grant another Award to the Participant for such number of shares as the Committee or the Board of Directors specifies. The Committee or the Board of Directors may at any time or times amend the Plan for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law or may at any time terminate the Plan as to any further grants of Awards; provided, however, that no such amendment shall without the approval of the shareholders of the Company (a) materially amend the Plan, (b) increase the Authorized Shares available under the Plan, (c) change the group of persons eligible to receive Awards under the Plan, (d) reprice any outstanding Options or reduce the price at which Options may be granted (including any tandem cancellation and regrant or any other amendment or action that would have substantially the same effect as reducing the exercise price of outstanding Options), (e) extend the time within which Awards may be granted,
(f) alter the Plan in such a way that Incentive Stock Options granted or to be granted hereunder would not be considered incentive stock options under Section 422 of the Code, or (g) amend the provisions of this Section 9, and no such amendment shall adversely affect the rights of any Participant (without his consent) under any Award previously granted.

10. EFFECTIVE DATE

     10.1 The foregoing 2004 Employee Stock Incentive Plan No. 2, was duly adopted and approved by the Board of Directors on September 8, 2004. The Plan must be approved by a majority of the outstanding shares entitled to vote within 12 months after the date of adoption. Any option exercised before shareholder approval is obtained will be rescinded if shareholder approval is not obtained within 12 months from the date the Plan was adopted by the Board of Directors.

11. LIABILITY OF THE COMPANY

     11.1 By accepting any benefits under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated acceptance and ratification to, and consented to, any action taken or made under the Plan by the Company, including, without limitation, the Board of Directors and the Committee. No Participant or any person claiming under or through a Participant shall have any right or interest, whether vested or otherwise, in the Plan or any Award hereunder, contingent or otherwise, unless and until such Participant shall have complied with all of the terms, conditions and provisions of the Plan and any Award agreement related thereto. Neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers, employees or agents shall be liable to any Participant or any other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Option granted hereunder does not qualify for tax treatment as an "incentive stock option" under Section 422 of the Code.

12. UNFUNDED PLAN

     12.1 Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards, any such accounts will be used merely as an administrative convenience. Except for the holding of Restricted Stock in escrow, the Company shall not be required to segregate any assets that may at any time be represented by Awards, nor shall the Plan be construed as providing for such segregation, nor shall the Company, the Board of Directors or the Committee be deemed to be a trustee of Common Stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations that may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.

13. JURISDICTION AND GOVERNING LAW

     13.1 The parties submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Nevada to resolve issues that may arise out of or relate to the Plan or the same subject matter. The Plan shall be governed by the laws of the State of Nevada, excluding its conflicts or choice of law rules or principles that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

14. FOREIGN JURISDICTIONS

     14.1 To the extent that the Committee determines that the material terms set by the Committee or imposed by the Plan preclude the achievement of the material purposes of the Plan in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those terms and provide for such additional terms and conditions as the Committee determines to be necessary, appropriate or desirable to accommodate differences in local law, policy or custom or to facilitate administration of the Plan. The Committee may adopt or approve sub-plans, appendices or supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary, appropriate or desirable, without thereby affecting the terms of the Plan as in effect for any other purpose. The special terms and any appendices, supplements, amendments, restatements or alternative versions, however, shall not include any provisions that are inconsistent with the terms of the Plan as then in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the shareholders. The Committee shall also have the authority and discretion to delegate the foregoing powers to appropriate officers of the Company.

15. PRIVILEGES OF STOCK OWNERSHIP

     15.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and will have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock.

     15.2 Financial Statements. Pursuant to regulation 260.140.46 of the Rules of the California Corporations Commissioner, the Company will provide financial statements to each California Participant with prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

     IN WITNESS WHEREOF, the Board of Directors has adopted this Plan this 8th day of September, 2004.

TEN STIX, INC.

/s/ Thomas E. Sawyer                          /s/ Tony A. Cranford
------------------------------                -----------------------------
By:  Thomas E. Sawyer                         By:  Tony A. Cranford
Its: President                                Its: Secretary

                                   APPENDIX B

                                  TEN STIX INC.
                    2004 EMPLOYEE STOCK INCENTIVE PLAN NO. 2

1. DEFINITIONS

     As used herein, the following words or terms have the meanings as set forth below.

     1.1 "Award" means any Option, Warrant, Registered or Restricted Stock, Registered or Restricted Stock Unit, or any combination thereof.

     1.2 "Board of Directors" means the Board of Directors of the Company.

     1.3 "Code" means the U.S. Internal Revenue Code of 1986, as from time to time amended and in effect, or any successor statute as from time to time in effect.

     1.4 "Committee" means the Committee appointed by the Board of Directors to administer the Plan or the Board of Directors as a whole if no appointment is made, provided that, if any member of the Committee does not qualify as both an outside director for purposes of Section 162(m) of the Code and a non-employee director for purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, the remaining members of the Committee (but not less than two members) shall be constituted as a subcommittee of the Committee to act as the Committee for purposes of granting or approving the payment of any Awards.

     1.5 "Common Stock" means the common stock, par value $0.001 per share, of the Company.

     1.6 "Company" means Ten Stix Inc., a corporation established under the laws of the State of Nevada.

     1.7 "Fair Market Value" in the case of a share of Common Stock on a particular date, means the fair market value as determined from time to time by the Board of Directors or, where appropriate, by the Committee, taking into account all information which the Board of Directors, or the Committee, considers relevant.

     1.8 "Incentive Stock Option" means an Option intended to be an "incentive stock option" within the meaning of Section 422 of the Code.

     1.9 "Nonqualified Stock Option" means a stock option not intended to qualify as either a Qualified Stock Option or an Incentive Stock Option as those terms are defined by applicable provisions of the code.

     1.10 "Option" means a stock option entitling the holder to acquire shares of Common Stock upon payment of the exercise price.

     1.11 "Participant" means a person who is granted an Award under the Plan.

     1.12 "Performance Award" means an Award granted by the Committee pursuant to Section 6.11.

     1.13 "Performance Criteria" means any or any combination of the following areas of performance (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, geographical, project, product or individual basis or in combinations thereof): sales; revenues; assets; expenses; income; profit margins; earnings before or after any deductions and whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; inventory; organizational realignments; infrastructure changes; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of products or services; customer acquisition or retentions; acquisitions or divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split ups and the like; reorganizations; strategic investments or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. Performance Criteria and any Performance Goals with respect thereto need not be based upon any increase, a positive or improved result or avoidance of loss.

     1.14 "Performance Goal" means an objectively determinable performance goal established by the Committee with respect to a given Performance Award that relates to one or more Performance Criteria.

     1.15 "Performance Period" means the period of service determined by the Board, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

     1.16 "Plan" means the Ten Stix Inc. 2004 Employee Stock Inventive Plan No. 2, as from time to time amended and in effect.

     1.17 "Restricted Stock" means Common Stock that is subject to a risk of forfeiture or other restrictions that will lapse upon the satisfaction of specified conditions.

     1.18 "Restricted Stock Unit" means a right to receive Common Stock in the future, with the right to future delivery of the Common Stock subject to a risk of forfeiture or other restrictions that will lapse upon the satisfaction of specified conditions.

      1.19 "Service Relationship" means (a) for an employee of the Company or its Subsidiaries, such person's employment relationship with the Company or its Subsidiaries, and (b) for a consultant or advisor of the Company or its Subsidiaries, such person's consulting or advisory relationship with the Company or its Subsidiaries.

     1.20 "Stock Award" means an Award of Common Stock or Stock Units, either restricted or registered, or any combination thereof.

     1.21 "Subsidiary" or "Subsidiaries" means a corporation or corporations in which the Company owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock.

     1.22 "Ten Percent Stockholder" means any person who, at the time an Award is granted, owns or is deemed to own stock (as determined in accordance with Sections 422 and 424 of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or a subsidiary.

2. PURPOSE

     2.1 The Plan has been established to advance the interests of the Company by providing for the grant to Participants of Incentive Awards.

3. ADMINISTRATION

     3.1 The Plan shall be administered by the Committee and, to the extent provided herein, the Board of Directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

     3.2 Subject to the provisions set forth herein, the Committee shall have full authority to determine the provisions of Awards to be granted under the Plan. Subject to the provisions set forth herein, the Committee shall have full authority to interpret the terms of the Plan and of Awards granted under the Plan, to adopt, amend and rescind rules and guidelines for the administration of the Plan and for its own acts and proceedings and to decide all questions and settle all controversies and disputes which may arise in connection with the Plan.

     3.3 The decision of the Committee or the Board of Directors, as applicable, on any matter as to which the Committee or the Board of Directors, as applicable, is given authority under Section 3.2 shall be final and binding on all persons concerned.

     3.4 Nothing in the Plan shall be deemed to give any officer or employee, or his legal representatives or assigns, any right to participate in the Plan, except to such extent, if any, as the Committee or the Board, as applicable, may have determined or approved pursuant to the provisions of the Plan.

4. SHARES SUBJECT TO THE PLAN; LIMITATIONS

     4.1 Number of Shares. The maximum number of shares of Common Stock that may be delivered in satisfaction of Awards granted under the Plan shall be 50,000,000, subject to adjustment in accordance with the provisions of Section
7.1 (such shares may hereinafter be referred to as the "Authorized Shares"). In applying this limitation, the number of shares delivered upon exercise of an Award shall be determined net of any shares actually or constructively transferred by the Award holder to the Company (including through the holding back of shares that would otherwise have been deliverable upon exercise) in payment of the exercise price or tax withholding.

     4.2 Reacquired Shares. If any Award granted under the Plan terminates without having been exercised in full (including an Award which terminates by agreement between the Company and the Participant), or if shares of Common Stock are reacquired by the Company upon the rescission of an exercise of an Award, the number of shares of Common Stock as to which an Award has not been exercised prior to termination, or has been reacquired upon the rescission of an Award, shall be available for future grant within the limits set forth in Section 4.1.

     4.3 Type of Shares. Common Stock delivered by the Company under the Plan may be authorized but unissued Common Stock or previously issued Common Stock acquired by the Company. No fractional shares of Common Stock will be delivered under the Plan.

5. ELIGIBILITY AND PARTICIPATION

     5.1 The Committee will select Participants from among those key employees of, and consultants, and advisors to, the Company or its Subsidiaries who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company and its Subsidiaries. Eligibility for Incentive Stock Options is limited to employees of the Company or of a "parent corporation" or "subsidiary corporation" of the Company as those terms are defined in Section 424 of the Code.

6. AWARDS

     6.1 General. The Plan provides for the grant of Awards, which may be in the form of Options, Warrants, Registered or Restricted Stock, Registered or Restricted Stock Units, or any combination thereof. The Committee will determine the terms and conditions of all Awards, subject to the limitations provided herein. The Plan also provides for the grant of Performance Awards under Section
6.11. Notwithstanding anything herein to the contrary, the Committee may, in its sole discretion, grant Awards under the Plan containing performance-related goals that do not constitute Performance Awards, do not comply with Section 6.11, are not subject to the limitation set forth in Section 4.5, and are not granted or administered to comply with the requirements of Section 162(m) of the Code.

     6.2 Participants. From time to time while the Plan is in effect, the Committee may, in its absolute discretion, select from among the persons eligible to receive Awards (including persons to whom Awards were previously granted) those Participants to whom Awards are to be granted.

     6.3 Award Agreements. Each Award granted under the Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve. Award agreements shall comply with the terms and conditions of the Plan and may contain such other provisions not inconsistent with the terms and conditions of the Plan as the Committee shall deem advisable. In the case of an Incentive Stock Option, the Award agreement shall contain such provisions relating to exercise and other matters as are required of "incentive stock options" under the Code. Award agreements may be evidenced by an electronic transmission (including an e-mail or reference to a website or other URL) sent to the Participant through the Company's normal process for communicating electronically with its employees. As a condition to receiving an Award, the Committee may require the proposed Participant to affirmatively accept the Award and agree to the terms and conditions set forth in the Award agreement by physically and/or electronically executing the Award agreement or by otherwise physically and/or electronically acknowledging such acceptance and agreement. With or without such affirmative acceptance, however, the Committee may prescribe conditions (including the exercise or attempted exercise of any benefit conferred by the Award) under which the proposed Participant may be deemed to have accepted the Award and agreed to the terms and conditions set forth in the Award agreement.

     6.4 Non-Transferability of Awards. No Award may be transferred by the Participant otherwise than by will, by the laws of descent and distribution or as permitted by Rule 701 of the Securities Act of 1933.

     6.5 Exercise; Vesting; Lapse of Restrictions. The Committee may determine the time or times at which (a) an Award will become exercisable, (b) an Award will vest or (c) the restrictions to which an Award is subject will lapse. In no event shall the right to exercise a Stock Option fall below the rate of at least

20% per year over five (5) years from the date the option is granted, subject to the condition of continued employment during such time. In the case of an Award that becomes exercisable, vests or has restrictions which lapse in installments, the Committee or the Board of Directors may later determine to accelerate the time at which one or more of such installments may become exercisable or vest or at which one or more restrictions may lapse.

     6.5.1 Determination of the Exercise Price. The exercise price for each option shall be determined by the Committee or Board of Directors.

          (a) Incentive Stock Option. The exercise price per share for an Incentive Stock Option shall not be less than one hundred percent(100%) of the fair market value, as determined by the Committee or Board based on the recent market price of securities of the same class that are publicly traded. No Incentive Stock Option granted to an Optionee who at the time the Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code (a "Ten Percent Owner Optionee") shall have an exercise price per share less than one hundred ten percent (110%) of the fair market value, as determined by the Committee or Board, of a share of Stock on the date of granting of the Option.

          (b) Nonqualified Stock Option. The exercise price of each Nonqualified Stock Option shall not be less than eighty five percent 85%) of the fair market value of a Share of the Company on the date the option is granted; provided, however, that the exercise price of a Nonqualified Stock Option granted to an individual who owns stock possessing more than ten percent (10%) of the combined voting power of the Company, its parent, or subsidiaries shall not be less than one hundred ten percent (110%) of the fair market value of a Share of the Company on the date the option is granted. The fair market value of each Nonqualified Stock Option shall be determined by the Board based on the recent market price of securities of the same class that are publicly traded.

     6.5.2 Additional Conditions. The Committee or the Board of Directors may at the time of grant condition the exercise of an Award upon agreement by the Participant to subject the Common Stock to any restrictions on transfer in effect on the date of exercise, upon representations regarding the continuation of a Service Relationship and upon other terms not inconsistent with this Plan. Any such conditions shall be set forth in the Award agreement or other document evidencing the Award.

     6.5.3 Manner of Exercise. Any exercise of an Award shall be in writing signed by the proper person and delivered or mailed to the office of Stock Option Administration of the Company, accompanied by an appropriate exercise notice and payment in full for the number of shares in respect to which the Award is exercised, or in such other manner as may be from time to time prescribed by the Committee, including, without limitation, pursuant to electronic, telephonic or other instructions to a third party administrating the Plan. In the event an Award is exercised by the executor or administrator of a deceased Participant, or by the person or persons to whom the Award has been transferred by the Participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver stock thereunder until the Company is satisfied that the person or persons exercising the Award is or are the duly appointed executor or administrator of the deceased Participant or the person or persons to whom the Award has been transferred by the Participant's will or by the applicable laws of descent and distribution.

     6.5.4 Payment of Exercise Price. Where the exercise of an Award is to be accompanied by payment, the Committee may determine the required or permitted forms of payment, subject to the following: (a) all payments will be by cash or check acceptable to the Committee, or, if so permitted by the Committee, (i) through the delivery of shares of Common Stock that have been outstanding for at least six months (unless the Committee approves a shorter period) and that have a fair market value equal to the exercise price, (ii) by delivery to the Company of a promissory note of the person exercising the Award, payable on such terms as are specified by the Committee, (iii) through a broker-assisted exercise program acceptable to the Committee, or (iv) by any combination of the foregoing permissible forms of payment; and (b) where shares of Common Stock issued under an Award are part of an original issue of shares, the Award will require that at least so much of the exercise price as equals the par value of such shares be paid in a type of consideration that is lawful for the payment of par value under applicable law. The delivery of shares in payment of the exercise price under clause (a)(i) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Committee may prescribe.

     6.5.5 Period of Awards. An Award shall be exercisable during such period of time as the Committee may specify, but in no event shall an option have an exercise period more than 120 months from the date the option is granted, and no more that five (5) years from the date the Option is granted, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder.

     6.6 Termination of Awards. Unless the Award by its terms or the Committee or Board of Directors by resolution shall expressly provide otherwise:

     6.6.1 Termination of a Participant's Service Relationship by Reason of Death. If a Participant's Service Relationship terminates by reason of death,
(a) all Options held by the Participant shall vest fully on the date that the Participant's Service Relationship terminates by reason of death without regard to whether any applicable vesting requirements have been fulfilled, and (b) all Stock Awards held by the Participant shall vest fully on the date that the Participant's Service Relationship terminates by reason of death without regard to whether any applicable vesting requirements have been fulfilled and/or all restrictions shall fully lapse as of such date without regard to whether any applicable requirements have been fulfilled. All Awards may be exercised by the Participant's executor or administrator or the person or persons to whom the Awards are transferred by will or the applicable laws of descent and distribution at any time or times within three years after the date of the Participant's death. Unexercised Options shall expire automatically at the end of such three-year period.

     6.6.2 Termination of a Participant's Service Relationship by Reason of Disability. If a Participant's Service Relationship terminates by reason of "Disability" (as defined below), (a) all Options held by the Participant shall vest fully on the date that the Participant's Service Relationship terminates by reason of Disability (the "Disability Date") without regard to whether any applicable vesting requirements have been fulfilled, and (b) all Stock Awards held by the Participant shall vest fully on the Disability Date without regard to whether any applicable vesting requirements have been fulfilled and/or all restrictions shall fully lapse as of such date without regard to whether any applicable requirements have been fulfilled. All such Options may be exercised by the Participant at any time or times within three years after the Disability Date. Unexercised Options shall expire automatically at the end of such three-year period. Notwithstanding the foregoing, in the event the Participant fails to exercise an Incentive Stock Option within twelve months after the Disability Date, such Option shall remain exercisable at any time or times within three years after the Disability Date but will be treated as an Option that does not qualify as an Incentive Stock Option. "Disability" means the disability of the Participant within the meaning of Section 22(e)(3) of the Code.

     6.6.3 Termination of a Participant's Service Relationship by Reason of Retirement. If a Participant's Service Relationship terminates by reason of "Retirement" (as defined below), (a) all Options held by the Participant shall continue to vest and be exercisable in accordance with the terms and conditions thereof as if the Participant's Service Relationship had not terminated, and (b) all Stock Awards held by the Participant shall continue to vest and/or be subject to applicable restrictions and the requirements for the lapse thereof in accordance with the terms and conditions of the Stock Awards as if the Participant's Service Relationship had not terminated. Notwithstanding the foregoing, if (a) an Option provides for vesting or exercisability upon the fulfillment or satisfaction of certain specified goals or conditions (other than time-based vesting or restrictions), or (b) a Stock Award provides for vesting or the lapse of restrictions upon the fulfillment or satisfaction of certain specified goals or conditions (other than time-based vesting or restrictions), then subsequent to the Retirement Date, the unvested or restricted portion of an Award shall no longer be subject to such vesting or lapse of restrictions based upon such specified goals or conditions and instead shall be subject only to the time-based vesting or restrictions set forth in the Award. All Awards may be exercised by the Participant at any time or times in accordance with the terms and conditions thereof (including any applicable vesting schedule or restrictions). Notwithstanding the foregoing, in the event the Participant fails to exercise an Incentive Stock Option within three months after the Retirement Date, such Option shall remain exercisable but will be treated as an Option that does not qualify as an Incentive Stock Option. "Retirement" means the voluntary retirement by a Participant from service as an employee of, or consultant or advisor with, the Company or any of its Subsidiaries (i) after the Participant has attained at least fifty-five years of age and at least five years of continuous service as an employee of, or consultant or advisor with, the Company or any of its Subsidiaries or (ii) after the Participant has attained at least twenty years of continuous service as an employee of, or consultant or advisor with, the Company or any of its Subsidiaries.

     6.6.4 Termination of a Participant's Service Relationship for any Other Reason. If a Participant's Service Relationship terminates for any reason other than his death, Disability or Retirement, all Awards held by the Participant shall thereupon expire sixty (60) days from the date of termination; The Company shall have the sole discretion to set the date of termination for purposes of the Plan, without regard to any notice period or other obligation under the applicable laws of the jurisdiction where the Participant is employed or engaged. If the Committee or the Board of Directors so decides, an Award may provide that a leave of absence granted by the Company or any Subsidiary is not a termination of a Service Relationship for the purpose of this Section 6.6.4, and in the absence of such a provision the Committee may in any particular case determine that such a leave of absence is not a termination of a Service Relationship for such purpose. The Committee shall also determine all matters relating to whether a Service Relationship is continuous, including, for example and without limitation, in the event the Service Relationship changes from an employment relationship to a consulting or advisory relationship.

     6.6.5 Termination of a Participant's Service Relationship for Cause. If a Participant's Service Relationship is terminated for cause as defined by applicable law, all Awards held by the Participant shall thereupon expire at 5 p.m. United States Eastern Time on the date of termination.

     6.6.6 The provisions of Sections 6.6.1, 6.6.2 and 6.6.3 shall not apply to Awards held by a Participant who engages or has engaged in Detrimental Activity (as defined in Section 6.7).

     6.6.7 Notwithstanding anything in this Section 6.6 to the contrary no Stock Option granted under the Plan may be exercised after the expiration of ten years from the date the Stock Option was granted, and five years from the date the Stock Option was granted in the case of a Stock Option granted to a Ten Percent Stockholder.

     6.7 Cancellation and Rescission of Awards. The following provisions of this
Section 6.7 shall apply to Awards granted to (i) Participants who are classified by the Company or a Subsidiary as an executive officer, senior officer, or officer (collectively, an "Officer") of the Company or a Subsidiary; and (ii) certain other Participants designated by the Committee or the Board of Directors to be subject to the terms of this Section 6.7 (such designated Participants together with Officers referred to collectively as "Senior Participants"). The Committee or the Board of Directors may cancel, rescind, suspend or otherwise limit or restrict any unexpired Award at any time if the Senior Participant engages in "Detrimental Activity" (as defined below). Furthermore, in the event a Senior Participant engages in Detrimental Activity at any time prior to or during the six months after any exercise of an Award, lapse of a restriction under an Award or delivery of Common Stock pursuant to an Award, such exercise, lapse or delivery may be rescinded until the later of (i) two years after such exercise, lapse or delivery or (ii) two years after such Detrimental Activity. Upon such rescission, the Company at its sole option may require the Senior Participant to (i) deliver and transfer to the Company the shares of Common Stock received by the Senior Participant upon such exercise, lapse or delivery,
(ii) pay to the Company an amount equal to any realized gain received by the Senior Participant from such exercise, lapse or delivery, or (iii) pay to the Company an amount equal to the market price (as of the exercise, lapse or delivery date) of the Common Stock acquired upon such exercise, lapse or delivery minus the respective price paid upon exercise, lapse or delivery, if applicable. The Company shall be entitled to set-off any such amount owed to the Company against any amount owed to the Senior Participant by the Company. Further, if the Company commences an action against such Senior Participant (by way of claim or counterclaim and including declaratory claims), in which it is preliminarily or finally determined that such Senior Participant engaged in Detrimental Activity or otherwise violated this Section 6.7, the Senior Participant shall reimburse the Company for all costs and fees incurred in such action, including but not limited to, the Company's reasonable attorneys' fees. As used in this Section 6.7, "Detrimental Activity" shall include: (i) the failure to comply with the terms of the Plan or certificate or agreement evidencing the Award; (ii) the failure to comply with any term set forth in the Company's Key Employee Agreement (irrespective of whether the Senior Participant is a party to the Key Employee Agreement); (iii) any activity that results in termination of the Senior Participant's Service Relationship for cause; (iv) a violation of any rule, policy, procedure or guideline of the Company; or (v) the Senior Participant being convicted of, or entering a guilty plea with respect to a crime whether or not connected with the Company.

     6.8 Tax Withholding.

     6.8.1 In the case of an Award that is not an Incentive Stock Option, the Committee shall have the right to require the individual exercising the Award to remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or to make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Common Stock pursuant to the exercise of the Award. In the case of an Incentive Stock Option, if at the time the Incentive Stock Option is exercised the Committee determines that under applicable law and regulations the Company could be liable for the withholding of any federal or state tax with respect to a disposition of the Common Stock received upon exercise, the Committee may require as a condition of exercise that the individual exercising the Incentive Stock Option agree (i) to inform the Company promptly of any disposition (within the meaning of Section 422(a)(1) of the Code and the regulations thereunder) of Common Stock received upon exercise, and (ii) to give such security as the Committee deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Committee to preserve the adequacy of such security.

     6.8.2 In the case of an Award that is exercised by an individual that is subject to taxation in a foreign jurisdiction, the Committee shall have the right to require the individual exercising the Award to remit to the Company an amount sufficient to satisfy any tax or withholding requirement of that foreign jurisdiction (or to make other arrangements satisfactory to the Company with regard to such taxes prior to the delivery of any Common Stock pursuant to the exercise of the Award).

     6.9 Options.

     6.9.1 No Incentive Stock Option may be granted under the Plan after January 01, 2013, but Incentive Stock Options previously granted may extend beyond that date.

     6.9.2 Each eligible Participant may be granted Incentive Stock Options only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any related corporation, such Incentive Stock Options do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase more than $100,000 in Fair Market Value (determined at the time the Incentive Stock Options were granted) of Common Stock in that year. Any Options granted to an employee in excess of such amount will be granted as non-qualified Options.

     6.10 Stock Awards.

     6.10.1 Rights as a Stockholder. Subject to any restrictions applicable to the Award, the Participant holding Restricted Stock, whether vested or unvested, shall be entitled to enjoy all stockholder rights with respect to such Stock, including the right to receive dividends and to vote the shares.

     6.10.2 Stock Certificates; Legends. Certificates representing shares of Restricted Stock shall bear an appropriate legend referring to the restrictions to which they are subject, and any attempt to dispose of any such shares in contravention of such restrictions shall be null and void and without effect. The certificates representing shares of Restricted Stock may be held by the Company until the restrictions to which they are subject are satisfied.

     6.10.3 Time-Based Vesting. Subject to Section 7.2, Stock Awards that vest by the passage of time only shall not vest fully in less than three (3) years after the date of grant.

     6.11 Performance Awards.

     6.11.1 Recipients of Performance Awards. The Committee may grant Performance Awards to any Participant. Each Performance Award shall contain the Performance Goals for the Award, including the Performance Criteria, the target and maximum amounts payable, and such other terms and conditions of the Performance Award as the Committee in its discretion establishes. In the case of Performance Awards to any Participant whom the Committee determines is or may become a "covered employee" within the meaning of Section 162(m) of the Code during the Performance Period or before payment of the Performance Award, each such Performance Award may, in the Committee's sole discretion, be granted and administered to comply with the requirements of Section 162(m) of the Code. Each such Performance Award to a covered employee shall be confirmed by, and be subject to, a Performance Award agreement.

     6.11.2 Establishment of Performance Goals. The Committee shall establish the Performance Goals for Performance Awards. The Committee shall determine the extent to which any Performance Criteria shall be used and weighted in determining Performance Awards. The Committee may increase, but not decrease, any Performance Goal during a Performance Period for any "covered employee" within the meaning of Section 162(m) of the Code. The Performance Goals for any Performance Award for any such "covered employee" shall be made not later than 90 days after the start of the Performance Period to which the Performance Award relates and (for Performance Periods shorter than one year) prior to the completion of 25 percent (25%) of such period.

     6.11.3 No Discretion to Increase Performance Awards. The Committee shall establish for each Performance Award the amount of Common Stock payable at specified levels of performance, based on the Performance Goal for each Performance Criteria. The Committee shall make all determinations regarding the achievement of any Performance Goals. The Committee may not increase the Common Stock that would otherwise be payable upon achievement of the Performance Goal or Goals, but may reduce or eliminate the payments, except as provided in the terms of the Performance Award.

     6.11.4  Certification  of  Achievement  of  Performance  Goals.  The actual payments of Common  Stock to a  Participant  under a  Performance  Award will be calculated by applying the achievement of Performance Criteria to the Performance Goal. In the case of any Performance Award to a "covered employee" within the meaning of Section 162(m) of the Code, the Committee shall make all calculation of actual payments of Common Stock and shall certify in writing prior to the payment of the Performance Award the extent, if any, to which the Performance Goals have been met; provided, however, that the Committee shall not be required to certify the extent to which the Performance Goals have been met if the payments under the Performance Award are attributable solely to the increase in the price of the Common Stock.

     6.11.5  Timing  of  Payment  of  Performance  Awards.   Payment  of  earned
Performance Awards shall be made in accordance with terms and conditions prescribed or authorized by the Committee. The Committee may permit the Participants to elect to defer, or the Committee may require the deferral of, the receipt of Performance Awards upon such terms as the Committee deems appropriate.

     6.12 Authority of the Committee. Subject to the provisions of Section 9, the Committee shall have the authority, either generally or in any particular instance, to waive compliance by a Participant with any obligation to be performed by him under an Award and to waive any condition or provision of an Award, except that the Committee may not (a) increase the total number of shares covered by any Incentive Stock Option (except in accordance with Section 7), (b) reduce the exercise price per share of any Incentive Stock Option (except in accordance with Section 7) or (c) extend the term of any Incentive Stock Option to more than ten years.

     6.13 Listing of Common Stock, Withholding and Other Legal Requirements. The Company shall not be obligated to deliver any Common Stock until all federal, state and international laws and regulations which the Company may deem applicable have been complied with, nor, in the event the outstanding Common Stock is at the time listed upon any stock exchange, until the stock to be delivered has been listed or authorized to be added to the list upon official notice of issuance to such exchange. In addition, if the shares of Common Stock subject to any Award have not been registered in accordance with the Securities Act of 1933, as amended, the Company may require the person or persons who wishes or wish to exercise such Award to make such representation or agreement with respect to the sale of Common Stock acquired on exercise of the Award as will be sufficient, in the opinion of the Company's counsel, to avoid violation of said Act, and may also require that the certificates evidencing said Common Stock bear an appropriate restrictive legend.

7. EFFECT OF CERTAIN TRANSACTIONS

     7.1 Changes to Common Stock. The number and class of shares subject to Awards, or each outstanding Stock Option, the Exercise Price thereof (and the total price), the maximum number of Stock Options that may be granted under this Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall not be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (a) upon exercise of the Stock Option, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective, and (b) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective.

     7.2 Merger or Consolidation. Subject to any required action by the shareholders, if the Company shall be the surviving corporation in any merger or consolidation (other than a merger or consolidation in which the Company survives but in which a majority of its outstanding shares are converted into securities of another corporation or are exchanged for other consideration), any Award granted hereunder shall pertain and apply to the securities which a holder of the number of shares of stock of the Company then subject to the Award is entitled to receive, but a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation or in which a majority of its outstanding shares are so converted or exchanged shall cause every Award hereunder to terminate; provided that if any such dissolution, liquidation, merger or consolidation is contemplated, the Company shall either
(a) arrange for any corporation succeeding to the business and assets of the Company to issue to the Participants replacement Awards (which, in the case of Incentive Stock Options, satisfy, in the determination of the Committee, the requirements of Section 424 of the Code) on such corporation's stock which will to the extent possible preserve the value of the outstanding Awards or (b) shall make the outstanding Awards fully exercisable or cause all of the applicable restrictions to which outstanding Stock Awards are subject to lapse, in each case, on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Committee, following the exercise of the Award or the issuance of shares of Common Stock, as the case may be, to participate as a stockholder in any such dissolution, liquidation, merger or consolidation and the Award will terminate upon consummation of any such transaction. The existence of the Plan shall not prevent any such change or other transaction and no Participant hereunder shall have any right except as herein expressly set forth.

8. RIGHTS TO A SERVICE RELATIONSHIP

     8.1 Neither the adoption of the Plan nor any grant of Awards confers upon any employee, consultant or advisor of the Company or a Subsidiary any right to the continuation of a Service Relationship with the Company or a Subsidiary, as the case may be, nor does it interfere in any way with the right of the Company or a Subsidiary to terminate the Service Relationship of any of those persons at any time.

9. DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION.

     9.1 The Committee or the Board of Directors may at any time discontinue granting Awards under the Plan and, with the consent of the Participant, may at any time cancel an existing Award in whole or in part and grant another Award to the Participant for such number of shares as the Committee or the Board of Directors specifies. The Committee or the Board of Directors may at any time or times amend the Plan for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law or may at any time terminate the Plan as to any further grants of Awards; provided, however, that no such amendment shall without the approval of the shareholders of the Company (a) materially amend the Plan, (b) increase the Authorized Shares available under the Plan, (c) change the group of persons eligible to receive Awards under the Plan, (d) reprice any outstanding Options or reduce the price at which Options may be granted (including any tandem cancellation and regrant or any other amendment or action that would have substantially the same effect as reducing the exercise price of outstanding Options), (e) extend the time within which Awards may be granted,
(f) alter the Plan in such a way that Incentive Stock Options granted or to be granted hereunder would not be considered incentive stock options under Section 422 of the Code, or (g) amend the provisions of this Section 9, and no such amendment shall adversely affect the rights of any Participant (without his consent) under any Award previously granted.

10. EFFECTIVE DATE

     10.1 The foregoing 2004 Employee Stock Incentive Plan No. 2, was duly adopted and approved by the Board of Directors on September 8, 2004. The Plan must be approved by a majority of the outstanding shares entitled to vote within 12 months after the date of adoption. Any option exercised before shareholder approval is obtained will be rescinded if shareholder approval is not obtained within 12 months from the date the Plan was adopted by the Board of Directors.

11. LIABILITY OF THE COMPANY

     11.1 By accepting any benefits under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated acceptance and ratification to, and consented to, any action taken or made under the Plan by the Company, including, without limitation, the Board of Directors and the Committee. No Participant or any person claiming under or through a Participant shall have any right or interest, whether vested or otherwise, in the Plan or any Award hereunder, contingent or otherwise, unless and until such Participant shall have complied with all of the terms, conditions and provisions of the Plan and any Award agreement related thereto. Neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers, employees or agents shall be liable to any Participant or any other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Option granted hereunder does not qualify for tax treatment as an "incentive stock option" under Section 422 of the Code.

12. UNFUNDED PLAN

     12.1 Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards, any such accounts will be used merely as an administrative convenience. Except for the holding of Restricted Stock in escrow, the Company shall not be required to segregate any assets that may at any time be represented by Awards, nor shall the Plan be construed as providing for such segregation, nor shall the Company, the Board of Directors or the Committee be deemed to be a trustee of Common Stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations that may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.

13. JURISDICTION AND GOVERNING LAW

     13.1 The parties submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Nevada to resolve issues that may arise out of or relate to the Plan or the same subject matter. The Plan shall be governed by the laws of the State of Nevada, excluding its conflicts or choice of law rules or principles that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

14. FOREIGN JURISDICTIONS

     14.1 To the extent that the Committee determines that the material terms set by the Committee or imposed by the Plan preclude the achievement of the material purposes of the Plan in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those terms and provide for such additional terms and conditions as the Committee determines to be necessary, appropriate or desirable to accommodate differences in local law, policy or custom or to facilitate administration of the Plan. The Committee may adopt or approve sub-plans, appendices or supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary, appropriate or desirable, without thereby affecting the terms of the Plan as in effect for any other purpose. The special terms and any appendices, supplements, amendments, restatements or alternative versions, however, shall not include any provisions that are inconsistent with the terms of the Plan as then in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the shareholders. The Committee shall also have the authority and discretion to delegate the foregoing powers to appropriate officers of the Company.

15. PRIVILEGES OF STOCK OWNERSHIP

     15.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and will have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock.

     15.2 Financial Statements. Pursuant to regulation 260.140.46 of the Rules of the California Corporations Commissioner, the Company will provide financial statements to each California Participant with prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

     IN WITNESS WHEREOF, the Board of Directors has adopted this Plan this 8th day of September, 2004.

TEN STIX, INC.


/s/ Thomas E. Sawyer                         /s/ Tony A. Cranford
------------------------------               ------------------------------
By:  Thomas E. Sawyer                        By:  Tony A. Cranford
Its: President                               Its: Secretary

                                   APPENDIX C

                           MOTORSPORTS EMPORIUM, INC.
                       2006 EMPLOYEE STOCK INCENTIVE PLAN
                           AS ADOPTED JANUARY 18, 2006
                             AS AMENDED JULY 6, 2006

1. PURPOSE

     The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 2.

2. DEFINITIONS

     As used in this Plan, the following terms will have the following meanings:

"AWARD" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

"AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

"BOARD" means the Board of Directors of the Company.

"CAUSE" means any cause, as defined by applicable law, for the termination of a Participant's employment with the Company or a Parent or Subsidiary of the Company.

"CODE" means the Internal Revenue Code of 1986, as amended.

"COMPANY" means MotorSports Emporium, Inc., a Nevada corporation, or any successor corporation.

"DEBT OBLIGATION" means any obligation of the Company to a Participant (including an Insider) for services rendered to the Company.

"DISABILITY" means a disability, whether temporary or permanent, partial or total, as determined by the Board.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

"EXCHANGE PRICE" means the price at which Shares are exchanged with holders of Debt Obligations.

"EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

"FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

          (a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

          (b) if such Common Stock is quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal;

          (c) if such Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by Bloomberg, L.P.;

          (d) in the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

          (e) if none of the foregoing is applicable, by the Board in good faith.

"INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

"OPTION" means an award of an option to purchase Shares pursuant to Section 6.

"PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

"PARTICIPANT" means a person who receives an Award under this Plan.

"PERFORMANCE FACTORS" means the factors selected by the Board, in its sole and absolute discretion, from among the following measures to determine whether the performance goals applicable to Awards have been satisfied:

          (a) Net revenue and/or net revenue growth;

          (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

          (c) Operating income and/or operating income growth;

          (d) Net income and/or net income growth;

          (e) Earnings per share and/or earnings per share growth;

          (f) Total stockholder return and/or total stockholder return growth;

          (g) Return on equity;

          (h) Operating cash flow return on income;

          (i) Adjusted operating cash flow return on income;

          (j) Economic value added; and

          (k) Individual confidential business objectives.

"PERFORMANCE PERIOD" means the period of service determined by the Board, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

"PLAN" means this MotorSports Emporium, Inc. 2006 Employee Stock Incentive Plan, as amended from time to time.

"RESTRICTED STOCK AWARD" means an award of Shares pursuant to Section 7.

"SEC" means the Securities and Exchange Commission.

"SECURITIES ACT" means the Securities Act of 1933, as amended.

"SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 3 and 19, and any successor security.

"STOCK BONUS" means an award of Shares,  or cash in lieu of Shares,  pursuant to
Section 8.

"SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

"TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Board may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Board will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

"UNVESTED SHARES" means "Unvested Shares" as defined in the Award Agreement.

"VESTED SHARES" means "Vested Shares" as defined in the Award Agreement.

3. SHARES SUBJECT TO THE PLAN

     3.1 NUMBER OF SHARES AVAILABLE. Subject to Sections 3.2 and 19, the total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan will be 221,687,908 Shares (including 150,000,000 originally reserved for the Plan and an additional 71,687,908 shares added to the Plan by this amendment) plus Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

     3.2 ADJUSTMENT OF SHARES. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Board.

     3.3 LIMITATION ON TOTAL NUMBER OF SHARES ISSUABLE UNDER THE PLAN. In order to comply with the California Code of Regulations, the Company will insure that at no time shall the total number of Shares issuable under this Plan and upon the exercise of all outstanding options and the total number of shares provided for under this Plan and any other Company plan or agreement of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of regulation 260.140.45 of Rules of the California Corporations Commissioner.

4. ELIGIBILITY

     ISOs (as defined in Section 6 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

5. ADMINISTRATION

     5.1 BOARD AUTHORITY. This Plan will be administered by the Board. Subject to the general purposes, terms and conditions of this Plan, the Board will have full power to implement and carry out this Plan. Without limitation, the Board will have the authority to:

          (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

          (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

          (c) select persons to receive Awards;

          (d) determine the form and terms of Awards;

          (e) determine the number of Shares or other consideration subject to Awards;

          (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

          (g) grant waivers of Plan or Award conditions;

          (h) determine the vesting, ability to exercise and payment of Awards;

          (i)  correct  any  defect,   supply  any  omission  or  reconcile  any
     inconsistency in this Plan, any Award or any Award Agreement;

          (j) determine whether an Award has been earned; and

          (k) make all other determinations necessary or advisable for the administration of this Plan.

     5.2 BOARD DISCRETION. Any determination made by the Board with respect to any Award will be made at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Board may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

6. OPTIONS

     The Board may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

     6.1 FORM OF OPTION GRANT. Each Option granted under this Plan will be evidenced by an Award Agreement that will expressly identify the Option as an ISO or an NQSO (hereinafter referred to as the "STOCK OPTION AGREEMENT"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Board may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

     6.2 DATE OF GRANT. The date of grant of an Option will be the date on which the Board makes the determination to grant such Option, unless otherwise specified by the Board. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

     6.3 EXERCISE PERIOD. Options may be exercisable within the times or upon the events determined by the Board as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT STOCKHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Board also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Board determines. All Options granted hereunder shall grant the Participants the right to exercise their Options at the rate of at least 20% per year for five years, subject to the continued employment of the Participant by the Company.

     6.4 EXERCISE PRICE. The Exercise Price of an Option will be determined by the Board when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (a) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 9 of this Plan.

     6.5 METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Board, (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

     6.6 TERMINATION. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

          (a) If the Participant's service is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date(or such shorter or longer time period not exceeding five
     (5) years as may be determined by the Board, with any exercise beyond three
     (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

          (b) If the Participant's service is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Board, with any such exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an
     NQSO), but in any event no later than the expiration date of the Options.

          (c) Notwithstanding the provisions in paragraph 6.6(a) above, if a Participant's service is Terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after Termination, whether or not after Termination the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to Termination, for services rendered for the day on which Termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is Terminated.

     6.7 LIMITATIONS ON EXERCISE. The Board may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

     6.8 LIMITATIONS ON ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

     6.9 MODIFICATION, EXTENSION OR RENEWAL. The Board may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Board may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 6.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

     6.10 NO DISQUALIFICATION. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

7. RESTRICTED STOCK

     A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Board will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "PURCHASE PRICE"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

     7.1 FORM OF RESTRICTED STOCK AWARD. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (the "RESTRICTED STOCK PURCHASE AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Board will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise extended by the Board.

     7.2 PURCHASE PRICE. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Board on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price must be made in accordance with Section 9 of this Plan.

     7.3 TERMS OF RESTRICTED STOCK AWARDS. Restricted Stock Awards shall be subject to such restrictions as the Board may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Board shall:
(a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Board shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and have different performance goals and other criteria.

     7.4 TERMINATION DURING PERFORMANCE PERIOD. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Board determines otherwise.

     7.5 "RESTRICTED STOCK MEANS." "Restricted Stock" as used in this Plan means Shares that are subject to restrictions imposed by this Plan and not by restrictions required by the Securities Act and, therefore, "Restricted Stock" is not intended to be the same as "Restricted Securities" under the Securities Act.

8. STOCK BONUSES

     8.1 AWARDS OF STOCK BONUSES. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for extraordinary services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus will be awarded pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Board will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Board will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Board may determine.

     8.2 TERMS OF STOCK BONUSES. The Board will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Board will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Board shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Board. The Board may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Board deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

     8.3 FORM OF PAYMENT. The earned portion of a Stock Bonus may be paid to the Participant by the Company either currently or on a deferred basis, with such interest or dividend equivalent, if any, as the Board may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Board will determine.

9. PAYMENT FOR SHARE PURCHASES

     9.1 PAYMENT. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Board and where permitted by law:

          (a) by cancellation of indebtedness of the Company to the Participant;

          (b) by surrender of shares that either: (1) have been owned by Participant for more than one year and have been paid for within the meaning of Rule 144 of the Securities Act of 1933 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

          (c) by waiver of compensation due or accrued to the Participant for services rendered;

          (d) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

               (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

               (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          (e) by any combination of the foregoing.

10. WITHHOLDING TAXES

     10.1 WITHHOLDING GENERALLY. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

     10.2 STOCK WITHHOLDING. When, under applicable tax laws, a participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Board may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Board and be in writing in a form acceptable to the Board.

11. PRIVILEGES OF STOCK OWNERSHIP

     11.1 VOTING AND DIVIDENDS. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and will have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

     11.2 FINANCIAL STATEMENTS. Pursuant to regulation 260.140.46 of the Rules of the California Corporations Commissioner, the Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

12. TRANSFERABILITY

     Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. During the lifetime of the Participant an Award will be exercisable only by the Participant. During the lifetime of the Participant, any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Board and set forth in the Award Agreement with respect to Awards that are not ISOs.

13. RESTRICTIONS ON SHARES

     At the discretion of the Board, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of (a) Participant's Termination Date, or (b) the date Participant purchases Shares under this Plan. Such repurchase by the Company shall be for cash and/or cancellation of purchase money indebtedness, and the price per share shall be the Participant's Exercise Price or the Purchase Price, as applicable; provided that the Company's right to repurchase at the original Purchase Price shall lapse at the rate of 20% of Unvested Shares per year over five years from the date the Options were granted (without respect to the date the Options were exercised or became exercisable).

14. CERTIFICATES

     All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Board may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

15. ESCROW; PLEDGE OF SHARES

     To enforce any restrictions on a Participant's Shares, the Board may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Board appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Board may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Board may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Board will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

16. EXCHANGE AND BUYOUT OF AWARDS

     The Board may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Board may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Board and the Participant may agree.

17. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE

     An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

18. NO OBLIGATION TO EMPLOY

     Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

19. CORPORATE TRANSACTIONS

     19.1 ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 19.1, such Awards will expire on such transaction at such time and on such conditions as the Board will determine. Notwithstanding anything in this Plan to the contrary, the Board may provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this
Section 19. If the Board exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Board determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Board.

     19.2 OTHER TREATMENT OF AWARDS. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 19, in the event of the occurrence of any transaction described in Section 19.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

     19.3 ASSUMPTION OF AWARDS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged(except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

20. ADOPTION AND STOCKHOLDER APPROVAL

     This Plan will become effective on the date on which it is adopted by the Board (the "EFFECTIVE DATE"). This Plan shall be approved by the shareholders of the Company within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to this Plan. In the event that stockholder approval of this Plan is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Awards shall be cancelled and any purchase of Shares issued hereunder shall be rescinded.

21. TERM OF PLAN/GOVERNING LAW

     Unless earlier terminated as provided herein,  this Plan will terminate ten
(10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Nevada.

22. AMENDMENT OR TERMINATION OF PLAN

     The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such stockholder approval.

23 NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

24. ACTION BY BOARD

     Any action permitted or required to be taken by the Board or any decision or determination permitted or required to be made by the Board pursuant to this Plan shall be taken or made in the Board's sole and absolute discretion.

                                   APPENDIX D


                                   EXHIBIT "A"
                                       TO
                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                           MOTORSPORTS EMPORIUM, INC.


     Article 6 of the Articles of Incorporation is hereby amended to read in its entirety as follows:

                                   "Article 6.

Capital Stock

6.1 AUTHORIZED CAPITAL STOCK. The aggregate number of shares which this Corporation shall have authority to issue is five hundred twenty-five million (525,000,000) shares, consisting of (a) five hundred million (500,000,000) shares of Common Stock, par value $0.001 per share (the Common Stock") and (b) twenty-five million (25,000,000) shares of preferred stock, par value $0.01 per share (the "Preferred Stock"), issuable in one or more series as hereinafter provided. A description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, and preferences granted to the and restrictions imposed upon the shares of each class as follows:

6.2  COMMON STOCK.  Each share of Common Stock shall have,  for all purposes one
     (1) vote per share.

Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor. The holders of Common Stock issued and outstanding have and possess the right to receive notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common shareholders is required or requested.

On the effective date of filing these Articles of Amendment to the Articles of Incorporation each 225 shares of issued and outstanding Common Stock shall be changed into one (1) share of Common Stock ("Reverse Stock Spilt"). The Reverse Stock Spilt shall not change the par value of the Common Stock nor change the authorized number of shares of Common Stock. Fractional shares resulting from the Reverse Stock Spilt shall be rounded up to the next whole share.

6.3 PREFERRED STOCK. The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized, by resolution adopted and filed in accordance with law, to provide for the issue of such series of shares of Preferred Stock. Each series of shares of Preferred Stock:

     (a) may have such voting powers, full or limited, or may be without voting powers;

     (b) may be subject to redemption at such time or times and such prices as determine by the Board of Directors;

     (c) may be entitled to receive dividends (which may be cumulative or non cumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

     (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation;

     (e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock the Corporation or such other corporation or other entity at such price or prices or at such rates of exchange and with such adjustments.

     (f) may be entitled to the benefit of sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

     (g) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of any outstanding shares of the Corporation.

     (h) may have such other relative, participating, optional or other special rights, qualifications, limitations, or restrictions thereof, in each case as shall be stated in said resolution or resolutions providing for the issue of such shares of Preferred Stock. Shares of Preferred Stock of any series that have been redeemed or repurchased by the Corporation (whether through the operation of a sinking fund or otherwise) or that, if convertible or exchangeable, have been converted or exchanged in accordance with their terms shall be retired and have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may, upon the filing of an appropriate certificate with the Secretary of State of the State of Nevada be reissued as part of a new series of shares of Preferred Stock to be created by resolutions of the Board of Directors or as part of any other series of shares of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directions providing for the issue of any series of shares of Preferred Stock."